Exhibit 10.23
PURCHASE AND SALE AGREEMENT
(Deerwood Village; Villa Tuscany; Midway Mills; and Vista Grande)
     THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of this 7th day of November, 2007 by and among: TAMPA PALMS TARRAGON, LLC (“Tampa Palms”), a Florida limited liability company; OCALA TARRAGON, LLC (“Ocala”), a Florida limited liability company; LAKE SHERWOOD PARTNERS, LLC (“Lake Sherwood”), a Florida limited liability company; and MIDWAY MILLS PARTNERS, L.P., a Texas limited partnership (“Midway”: together with Tampa Palms, Ocala and Lake Sherwood, collectively, “Seller”) whose address is 423 West 55th Street, 12th Floor, New York, New York 10019, and BREOF INVESTORS LLC, a Delaware limited liability company (together with its permitted successors, assigns or designees, the “Purchaser”) whose address is Three World Financial Center, 200 Vesey Street, 11th Floor, New York, NY 10281-1021.
W I T N E S S E T H :
     WHEREAS, (i) Ocala Tarragon is the owner of the real property and the apartment complex thereon known as “Deerwood Village”, located in Ocala, Florida, more particularly described on Exhibit “A-1” attached hereto; (ii) Lake Sherwood is the owner of the real property and the apartment complex thereon known as “Villa Tuscany”, located in Orlando, Florida, more particularly described on Exhibit “A-2” attached hereto; (iii) Tampa Palms is the owner of the real property and the apartment complex thereof known as “Vista Grande”, located in Tampa, Florida more particularly described on Exhibit “A-3” attached hereto (each, an “Apartment Complex”, and collectively, the “Apartment Complexes”); and (iv) Midway Mills is the owner of the real property and the shopping center thereon known as the “Midway Mills Shopping Center”, located in Carollton, Texas, more particularly described on Exhibit “A-4” attached hereto (the “Shopping Center”); and
     WHEREAS, Purchaser desires to acquire the Apartment Complexes and Shopping Center from Seller and Seller desires to transfer the Apartment Complexes and Shopping Center to Purchaser.
     NOW, THEREFORE, in consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree as follows:
ARTICLE 1.
DEFINITIONS
     1.1 In this Agreement, and in the Exhibits and Schedules attached hereto, the following words and phrases shall have the following meanings:
     “Amendment” means an amendment, renewal, supplement, modification, expansion, restatement, extension, or any other change or revision.

Exhibit 10.23 (Continued)
     “Apartment Complex” and “Apartment Complexes” is defined in the recitals.
     “Appurtenance” means all easements, rights-of-way, covenants, restrictions, tenements, rights and appurtenances benefiting or appertaining to the Premises and the land lying in the streets and roads in front of and adjoining the Premises.
     “Books and Records” means copies of the annual 2006 and 2007 year-to-date operating statements for the Premises and, to the extent in Seller’s possession, copies of all real estate and personal property tax statements and assessments notices for 2007, together with current water, sewer, utility and fuel bills received by Seller prior to the date hereof.
     “Broker” is defined in Section 13.1
     “Business Day” means any day other than (a) a Saturday or Sunday, (b) a Federal, State of Florida or State of Texas banking holiday or Canadian banking holiday or (c) a day on which the county recorder’s office in the county where the Premises is located is closed.
     “Casualty” is defined in Section 10.1.
     “Casualty Notice” is defined in Section 10.1
     “Casualty Termination Notice” is defined in Section 10.1 (a)
     “Closing” means (i) the consummation of the transactions contemplated under this Agreement on the Closing Date with respect to the Apartment Complexes and Shopping Center, other than Villa Tuscany, and (ii) the consummation of the transaction contemplated under this Agreement on the Villa Tuscany Closing Date with respect to Villa Tuscany.
     “Closing Date” is defined in Section 6.1.
     “Closing Documents” is defined in Section 6.2.
     “Closing Statement” is defined in Section 6.2 (o)
     “Commitment” is defined in Section 4.2
     “Condemnation” is defined in Section 10.2.
     “Condemnation Notice” is defined in Section 10.2
     “Contracts” means all agreements between Seller and any third party affecting the Property.
     “Deerwood Existing Loan” means that certain loan in the original principal amount of $22,125,000, as evidenced by that certain Promissory Note dated as of August 15, 2005, from

Exhibit 10.23 (Continued)
Ocala Tarragon, LLC to the order of Wachovia Bank, National Association, which Note is secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of August 15, 2005, between Ocala Tarragon, LLC and Wachovia Bank, National Association, which is a lien encumbering the Deerwood Village Apartment Complex.
     “Deerwood Holder” means Wachovia Bank, National Association, as holder of the Deerwood Existing Loan.
     “Deposits” means all refundable security deposits, expense deposits and/or prepaid rentals received from a Tenant under a Tenant Lease, including security, key, cleaning, storage locker, and pet deposits of Tenants.
     “Development Rights” means all rights of Seller to the air space above the Land, if any, all zoning entitlements, development rights and appurtenances accruing to the Premises under, or by reason of, any applicable zoning ordinance or other laws.
     “Due Diligence Review” is defined in Section 14.1
     “Earnest Money” is defined in Section 3.2(a).
     “Encumbrances” means any and all liens, mortgages, deeds of trust, security agreements, security interests, options, rights of purchase or first refusal, rights-of-way, restrictive covenants, reservations, judgments, leases, subleases, licenses, assignments, restrictions, or other encumbrances affecting title to the Property.
     “Escrow Holder” means the Title Company, or such other escrow holder as may be mutually acceptable to the parties, and which agrees to serve as the escrow holder pursuant to the terms of this agreement.
     “Existing Loans” means, collectively, the Deerwod Village Existing Loan, the Vista Grande Existing Loan, and the Villa Tuscany Existing Loan.
     “Governmental Entity” means any national, state or local government (domestic or foreign), any political subdivision thereof or any other governmental or quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity or any arbitrator with authority to bind a party at law.
     “Holder” means, collectively, (i) Fannie Mae or its successors and assigns, as holder of the Villa Tuscany Existing Loan, and/or the servicer of the Villa Tuscany Existing Loan, (ii) the Deerwood Holder, and (iii) the Vista Grande Holder.
     “Holder Consent” means, collectively, Villa Tuscany Holder Consent, Deerwood Holder Consent, and Vista Grande Holder Consent, as such terms are defined in Sections 15.1., 15.2 and 15.3, respectively.

Exhibit 10.23 (Continued)
     “Improvements” means the Apartment Complexes and the Shopping Center and all other buildings, structures, and improvements located on the Land.
     “Initial Deposit” is defined in Section 3.2
     “Land” means the real property more particularly described on Exhibits “A-1” – “A-4” attached hereto.
     “Legal Proceeding” means any litigation, arbitration, administrative proceeding, or other legal proceeding of any kind.
     “Licenses and Permits” means all building, construction, land use, environmental or other certificates, licenses, permits, consents, authorizations and approvals issued by any Governmental Entity for or in connection with the construction, ownership, use, occupation and operation of the Premises.
     “Notice of Waiver” is defined in Section 14.2.
     “Objections” is defined in Section 4.3
     “Objection Notice” is defined in Section 4.3.
     “Oxford Place Property” means all unsold condominium units at Oxford Place, a Condominium, at 5125 Palm Springs Blvd., Tampa, Florida.
     “Permitted Encumbrances” is defined in Section 4.2.
     “Permitted Termination” is defined in Section 11.1
     “Person” means an individual person, a corporation, partnership, trust, joint venture, proprietorship, estate, association, Governmental Entity or other incorporated or unincorporated enterprise, entity or organization of any kind.
     “Personal Property” means all equipment, machinery, furniture, furnishings, fixtures, goods, inventory, boilers, appliances, dynamos, elevators, escalators, elevator and escalator plants, stokers, tanks and vacuum, cleaning, plumbing, heating, lighting, air conditioning, ventilating, refrigerating, disposal and incinerating and laundry systems, cleaning, cooking and cooling apparatus and equipment, stoves, cleaning and lifting equipment, public address and communications systems, switchboards, security and surveillance equipment and devices, power equipment, transformers, sprinkler systems and other fire prevention and extinguishing apparatus, golf carts and all financial equipment, calculators, adding machines, and all other tangible and intangible personal property of every nature and description used in connection with the Premises (excluding computer hardware, software and peripherals, except for any which might be necessary to operate or control the operation of any portions of the Property, such as lighting, irrigation, security, etc., which shall be included in this sale), which are not owned by

Exhibit 10.23 (Continued)
the Tenants, which are owned by and in the possession of Seller, and also including any rights Seller may have, if any, with respect to the use of the names of the Apartment Complexes and the Shopping Center.
     “Plans” means all architectural, electrical, mechanical or plumbing plans and specifications and any environmental, engineering and geotechnical studies or reports, including without limitation, any Phase I environmental report, performed in connection with the Property or any portion thereof, which are not owned by the Tenants and which are owned by and in the possession of Seller.
     “Premises” means the Land and all Improvements thereon and the Appurtenances thereto.
     “Property” means the Premises, Personal Property, Development Rights, Contracts, Licenses and Permits, Plans, Books and Records, Deposits and Warranties and Guaranties on, to or in connection with the Land.
     “Rent Roll” is defined in Section 4.1(a).
     “Response Notice” is defined in Section 4.4.
     “Seller Party” is defined in Section 8.1 (c).
     “Shopping Center” is defined in the recitals.
     “Survey” is defined in Section 4.1 (b).
     “Tenant” means all tenants and other parties having the right to use or occupy all or any portions of the Property.
     “Tenant Lease” means all leases, rental agreements, subleases, or other agreements which permit or authorize the use and occupancy of the Property, together with any and all, if any, guaranties, security deposits, or other security for performance of a Tenant’s obligations thereunder, all Amendments and/or other agreements forming a part thereof.
     “Termination Deadline” means 4:00 p.m. (Eastern time) on the date hereof.
     “Title Company” means Chicago Title Insurance Company, and/or its affiliated title insurance companies, together with such other title insurance companies as Purchaser may request.
     “Title Policy” means one or more ALTA Owner’s policies of Title Insurance, insuring Purchaser’s right, title and interest in the Property in the aggregate amount of the Purchase Price, allocated among the Apartment Complexes and the Shopping Center in the manner set forth in Section 3.1, subject only to Permitted Encumbrances.

Exhibit 10.23 (Continued)
     “Villa Tuscany Closing Date” is defined in Section 6.1.
     “Villa Tuscany Existing Loan” means that certain loan in the original principal amount of $24,340,500, as evidenced by that certain Consolidated, Amended and Restated Multifamily Note dated as of March 17, 2005, between Lake Sherwood Partners, LLC, a Florida limited liability company, and Harborpoint Capital, L.P., a Delaware limited partnership, which note is secured by that certain Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of March 17, 2005, between Lake Sherwood Partners, LLC, a Florida limited liability company, and Harborpoint Capital, L.P., a Delaware limited partnership, which is a lien encumbering the Apartment Complex known as “Villa Tuscany”.
     “Villa Tuscany Purchase Price” is defined in Section 3.1.
     “Vista Grande Existing Loan” means that certain loan in the original principal mount of $70,350,000, as evidenced by that certain Second Amended and Restated Promissory Note dated as of October 6, 2005, from Tampa Palms Tarragon, LLC to the order of the Vista Grande Holder, which Note is secured by that certain Second Amended and Restated Mortgage, Security Agreement and Fixture Filing dated as of October 6, 2005, between Tampa Palms Tarragon, LLC and the Vista Grande Holder, which is a lien encumbering the Vista Grande Apartment Complex and Oxford Place Property.
     “Vista Grande Holder” means General Electric Capital Corporation, as holder of the Vista Grande Existing Loan.
     “Warranties and Guaranties” means all unexpired warranties and guaranties and payment and/or performance bonds required to be provided under the Contracts and run to the benefit of Seller in connection with the construction, renovation and/or operation of the Property.
     1.2 Unless specified to the contrary, references to Sections, Exhibits and Schedules mean the particular Section, Exhibit or Schedule in or to this Agreement, all of which Exhibits and Schedules are made a part hereof for all purposes the same as if set forth herein verbatim; it being expressly understood that if any Exhibit attached hereto which is to be executed and delivered at Closing contains blanks, such Exhibit attached hereto shall be deemed completed in the form executed.
     1.3 Wherever used in this Agreement:
          1. the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation”;
          2. the word “day” means a calendar day unless otherwise specified;
          3. the word “party” means each of Seller and Purchaser;

Exhibit 10.23 (Continued)
          4. the word “law” (or “laws”) means any statute, ordinance, resolution, regulation, code, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a Governmental Entity;
          5. each reference to the Premises or Property shall be deemed to include “and/or any portion thereof”; and
          6. each reference to $ or dollars means United States dollars.
     1.4 Certain other words and phrases are defined or described elsewhere in this Agreement.
ARTICLE 2.
PURCHASE AND SALE
     2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, the Property.
ARTICLE 3.
PURCHASE PRICE AND EARNEST MONEY
     3.1 Purchase Price. Subject to the mechanics for closing and as otherwise amended or reduced by the terms hereof, described in Article 6 below and the prorations and adjustments described in Article 7 below, the purchase price (the “Purchase Price”) for the Property shall be an aggregate ONE HUNDRED TWENTY-THREE MILLION EIGHT HUNDRED NINETY-TWO THOUSAND DOLLARS ($123,892,000), the allocated portion of which shall be paid by Purchaser to Seller by federal funds wire transfer on or prior to 2:00 P.M. (Florida time) on the Closing Date or the Villa Tuscany Closing Date as applicable. If all conditions to Purchaser’s obligation to close have been satisfied, but Seller does not receive the net sales proceeds credited to its account by 3:00 P.M. (Florida time) on the Closing Date or the Villa Tuscany Closing Date, as applicable, then prorations and adjustments will made as of 11:59 P.M. (Florida time) on the Closing Date and the Villa Tuscany Closing Date, as applicable. The Purchase Price shall, for purposes of title insurance, brokerage, documentary stamp tax, transfer tax and other closing matters, be allocated among the Apartment Complexes and the Shopping Center as follows: (a) Vista Grande, $45,000,000 (the “Vista Grande Purchase Price”); (b) Deerwood Village, $32,892,000 (the “Deerwood Village Purchase Price”); (c) Midway Mills, $6,000,000 (the “Midway Mills Purchase Price”); and (d) Villa Tuscany, $40,000,000 (the “Villa Tuscany Purchase Price”). Purchaser shall receive a credit against the portion of the Purchase Price payable for the Villa Tuscany Apartment Complex and/or the Deerwood Village Apartment Complex and/or the Vista Grande Apartment Complex, as applicable, equal to (i) the principal balance of the Existing Loans assumed by Purchaser on the applicable Closing Date, or (ii) the principal balance of the Existing Loans repaid by Purchaser, plus any default interest, late

Exhibit 10.23 (Continued)
charges or other costs or amounts paid by Purchaser to cure any defaults existing under the Existing Loans immediately prior to the prepayment thereof.
     3.2 Earnest Money.
          (a) Purchaser shall deliver to the Escrow Holder no later than 5:00 pm (Florida time) on the second (2nd) Business Days after a counterpart of this Agreement signed by Purchaser and Seller has been delivered to Purchaser, the sum of $1,277,000 by federal funds wire transfer (together with all interest earned thereon, the “Earnest Money”). This Agreement shall terminate and be deemed void ab initio if the Earnest Money is not timely deposited with Escrow Holder. The Earnest Money shall be held in escrow by the Escrow Holder in a segregated interest-bearing account, with interest accruing for the benefit of the party entitled to the payment or return of the Earnest Money. The Earnest Money shall be paid to Seller and applied toward the Purchase Price at Closing, and shall otherwise be paid or applied in accordance with this Agreement. $339,374 of the Earnest Money (the “Deerwood Earnest Money”) shall be allocated to Deerwood Village. $412,144 of the Earnest Money shall be allocated to Villa Tuscany (the “Villa Tuscany Earnest Money”). $61,821 of the Earnest Money shall be allocated to Midway Mills, and $463,661 of the Earnest Money shall be allocated to Vista Grande (the “Vista Grande Earnest Money”). The Villa Tuscany Earnest Money shall remain in escrow following the Closing of Vista Grande and Midway Mills, and shall be paid to Seller and applied to the Villa Tuscany Purchase Price and, if applicable, the portion of the Purchase Price allocated to the Deerwood Village Apartment Complex at the Closing of each such Apartment Complex, and shall otherwise be paid or applied in accordance with this Agreement.
          (b) The Escrow Holder shall hold the Earnest Money pursuant to the following provisions:
               (i) The Escrow Holder is not a party to, and is not bound by, or charged with notice of any agreement out of which this escrow may arise, other than the terms and provisions of this Section 3.2.
               (ii) The Escrow Holder shall deliver the Earnest Money to the party so designated on written notice from both the Purchaser and Seller specifying the time and the place where the Earnest Money is to be delivered, provided, however that the Escrow Holder shall have received such written instructions at least one (1) Business Day prior to the date designated for delivery; provided, further, however, the Closing Statement shall be sufficient to constitute such notice regardless of the date so executed.
               (iii) The Escrow Holder is acting solely as a stakeholder and depository as an accommodation to Purchaser and Seller, and is not responsible or liable for any matter or loss arising out of the Escrow Holder’s conduct hereunder, except for its gross negligence or willful misfeasance. The Escrow Holder shall not be responsible or liable for the sufficiency, correctness, genuineness, or validity of the subject matter of this Agreement, or for the identity or authority of any person executing any documents or instruments in connection herewith.

Exhibit 10.23 (Continued)
               (iv) Purchaser and Seller agree to jointly and severally, indemnify, defend and hold harmless the Escrow Holder from and against any loss, cost, claims, damage or expense, including, without limitation, any and all court costs and attorney’s fees and expenses, collectively called “Expenses”, incurred by the Escrow Holder in connection with or in any way arising out of this Agreement, other than Expenses resulting from the Escrow Holder’s gross negligence or willful misconduct, provided that as between Purchaser and Seller any costs or expenses incurred as a result of any dispute between Seller and Purchaser shall be the responsibility of the non-prevailing party in such dispute. The Escrow Holder may, at its own expense, consult with legal counsel in the event of any dispute or questions as to the construction of any provisions hereof or its duties hereunder, and it shall be fully protected in acting in accordance with the written opinion or instructions of such counsel.
               (v) The Escrow Holder shall be entitled to act or rely upon, and the Escrow Holder shall be protected in acting or relying upon, the genuineness and validity of any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document the Escrow Holder shall receive from any party hereto.
               (vi) Except as otherwise provided in Section 3.2 (b) (ii) above, in the event that (a) the Escrow Holder receives contradictory instructions from the parties hereto, or (b) there shall be any dispute between Seller and Purchaser as to any matter arising under this Agreement, or (c) there shall be any uncertainty as to the meaning or applicability of the provisions hereof or any written instructions received by the Escrow Holder pursuant hereto, the Escrow Holder shall continue to hold the Earnest Money pending resolution of the matter if so instructed by written notification from both Seller and Purchaser or if not so instructed shall deposit the Earnest Money with any appropriate court in the State of New York at the cost and expense of Purchaser and Seller jointly and severally, and, upon making such deposit, the Escrow Holder shall thereupon be discharged and released from any and all liability with respect to the Earnest Money. The Escrow Holder may dispose of the escrowed funds in accordance with a court order, and shall be fully protected if it acts in accordance with any such court order.
               (vii) Deposits made pursuant to these instructions may be invested on behalf of any party or parties hereto, provided that any direction to the Escrow Holder for such investment shall be in writing and contain the consent of all other parties to this Agreement together with a completed, signed W-9 Form. The Escrow Holder is not to be held responsible for the loss of principal or interest on any investment made pursuant to the aforesaid instruction or in the redemption thereof.
               (viii) The Earnest Money must be held in a segregated escrow account and may not be commingled with any other escrowed funds held by the Escrow Holder; and
               (ix) Upon delivery of the Earnest Money in accordance with the terms hereof, the Escrow Holder shall be discharged and released from any and all liability with respect to the Earnest Money.

Exhibit 10.23 (Continued)
               (x) Escrow Holder may resign as Escrow Holder hereunder at any time upon written notice to Purchaser and Seller, provided that such resignation shall not be effective unless and until a replacement escrow agent acceptable to Purchaser and Seller shall have been identified and such replacement escrow agent shall have agreed in writing to serve as Escrow Holder hereunder pursuant to the terms and conditions of this Agreement.
               (xi) Purchaser and Seller may jointly terminate the services of Escrow Holder hereunder at any time upon written notice to Escrow Holder, provided that such termination shall not be effective unless and until a replacement escrow agent acceptable to Purchaser and Seller shall have been identified and such replacement escrow agent shall have agreed in writing to serve as Escrow Holder hereunder pursuant to the terms and conditions of this Agreement.
ARTICLE 4.
DELIVERY OF DOCUMENTS/TITLE
     4.1 Within two (2) Business Days after a fully executed counterpart of this Agreement is delivered to Purchaser (except as otherwise provided), Seller shall deliver the following information and documents to Purchaser with respect to each Apartment Complex and the Shopping Center:
          (a) Tenant Leases (which shall be made available for inspection at the Shopping Center and each Apartment Complex, and not delivered to Purchaser), a current rent roll concerning each Property (each, a “Rent Roll” and collectively, the “Rent Roll”) setting forth, with respect to each apartment unit: (i) the name of the Tenant, (ii) the rent payable, (iii) the expiration date of each lease and the status of the rental payments payable thereunder, and (iv) the security or other deposit(s) held by Seller.
          (b) The most recent surveys of the Property in Seller’s possession (the “Survey”). Any updated Surveys required by Purchaser shall be ordered and paid for by Purchaser.
          (c) Copies of any unrecorded written agreements with utility companies in Seller’s possession, if any.
          (d) Copies of all Books and Records (provided that Seller will promptly forward to Purchaser copies of any tax, water, sewer, utility and/or fuel bills received by Seller after the date hereof), Contracts, Licenses and Permits, Plans, and Warranties and Guaranties.
          (e) Copies of the most recent title commitments and owner’s title policies for each Property in Seller’s possession, if any. If Seller shall fail to deliver to Purchaser items (a) through (e) above within two (2) Business Days after a fully-executed copy of this Agreement is delivered to Purchaser, Purchaser’s sole remedy therefor shall be Purchaser’s right to terminate this Agreement by delivering written notice thereof to Seller prior to the delivery of all such

Exhibit 10.23 (Continued)
items and receive the return of the Earnest Money, in which event neither party shall have any further rights or obligations hereunder (except as otherwise provided herein).
     4.2 Purchaser shall request the Title Company to deliver to Purchaser and Seller: (a) current commitments for Owner’s Policies of Title Insurance issued by the Title Company, whereby said Title Company commits to issue the Title Policy, written in accordance with this Agreement (collectively, the “Commitment”, and each, individually, a “Commitment”); and (b) copies of all instruments shown on Schedule B of the Commitments, and Purchaser may also order such Survey updates as Purchaser reasonably deems necessary. The Commitments shall describe the Property; shall list Purchaser as the prospective named insured; shall show as the policy amounts the allocable portions of the Purchase Price specified in Section 3.1; and shall contain the commitment of the Title Company to insure Purchaser’s fee simple interest in the Property upon the Closing, subject only to the Permitted Encumbrances. The Commitments shall show the status of the title of the Property and all exceptions which would appear in the Title Policy. Any items or exceptions to title which are accepted or waived in writing or deemed to have been accepted or waived by Purchaser pursuant to the terms of this Agreement are hereinafter referred to as “Permitted Encumbrances”. Seller makes no representations or warranties with respect to the accuracy of the Commitment. Notwithstanding anything contained in this Agreement to the contrary, Purchaser shall be entitled to reasonable adjournments of the Closing Date or the Villa Tuscany Closing Date, in the event the Title Company is not able to deliver any Commitments and/or updated Surveys in a reasonable time prior to the Closing Date or the Villa Tuscany Closing Date.
     4.3 Within two (2) Business Days after the later of (i) the date hereof, or (ii) receipt of any Commitment (and all instruments shown thereon and any updated Survey, if applicable) for any Property (or, with respect to any title matter appears in an update or bringdown to the Commitment which did not appear in the original Commitment, within two (2) Business Days after receipt of such update or bringdown), Purchaser shall give written notice (the “Objection Notice”) to the Seller and the Title Company of any conditions of title and anything contained or set forth in the Commitment (or such update or bringdown thereto) or on the Survey, regardless of whether or not the items being objected to were known to Purchaser, which are unacceptable to Purchaser in its reasonable discretion or for which Purchaser will in its reasonable discretion require the Title Company give affirmative insurance with respect thereto and which Purchaser is unwilling to take title subject to (the “Objections”), separately specifying and setting forth each of such Objections. Seller shall be entitled to reasonable adjournments of the Closing Date and the Villa Tuscany Closing Date, as applicable, to cure the Objections, not to exceed thirty (30) days in the aggregate. If Purchaser gives Seller an Objection Notice as set forth above, then all matters disclosed on such Commitment which are not objected to in such Objection Notice shall be deemed to be Permitted Encumbrances. If Purchaser fails to give Seller an Objection Notice within the period set forth above, then all matters disclosed on the Commitment shall be deemed to be Permitted Encumbrances.
     4.4 Except as otherwise set forth in this Section 4.4, Seller shall not be required to expend any money or bring any action or proceeding to cure such Objections. Notwithstanding the foregoing: (a) the standard preprinted exceptions set forth in the Commitment shall not

Exhibit 10.23 (Continued)
constitute Permitted Encumbrances for purposes hereof to the extent they can be omitted in the State of Florida or Texas, as applicable, by Seller’s affidavit without payment of additional premium by Purchaser; (b) all mortgages and other encumbrances evidencing or securing indebtedness of Seller, or any predecessor-in-interest, shall not constitute Permitted Encumbrances and shall be discharged and satisfied by Seller prior to Closing; provided, however, upon receipt of the Holder Consent the Existing Loans shall constitute a Permitted Encumbrance; (c) Seller shall be required to expend up to $1,000,000 in the aggregate to satisfy, discharge or bond over liens or other monetary or non-monetary items which can be satisfied by the expenditure of less than $1,000,000 in the aggregate; (d) Seller shall use its reasonable good faith efforts (without cost to Seller) to cure any objections to Seller’s title raised by Purchaser or the Title Company with respect to affidavits or consents of stockholders, directors and officers approving any acts of affiliated corporations in the chain of title, and proof of payment of franchise or dissolution taxes thereof; and (e) Seller shall be required to discharge or satisfy any encumbrances first appearing of record following the date hereof which are created by or at the direction of Seller, regardless of the amount of the expenditure required to discharge or satisfy such encumbrances. Within five (5) Business Days after an Objection Notice is given, Seller shall give Purchaser notice (the “Response Notice”) if Seller is unable or unwilling (except as otherwise required in accordance with clauses (a) through (e) in the immediately preceding sentence) to cure any of Purchaser’s Objections. If Seller’s Response Notice indicates that Seller is unwilling or unable (except as otherwise required in accordance with clauses (a) through (e) above) to cure Purchaser’s Objections, or if Seller shall fail to timely give a Response Notice, then Purchaser may, as its exclusive remedy, elect by written notice given to Seller within five (5) Business Days after the Response Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) terminate this Agreement with respect to the individual Apartment Complex or Shopping Center for which Seller has indicated that it is unwilling or unable to cure Purchaser’s Objections, or (c) to terminate this Agreement, in which event the Earnest Money and all interest thereon shall be returned to Purchaser. If Purchaser fails to deliver any such notice, Purchaser will be deemed to have elected to terminate under clause (c). Notwithstanding anything contained in this Agreement to the contrary, in the event Purchaser elects option (b) in the immediately preceding sentence, this Agreement shall be deemed to be amended upon receipt of Purchaser’s notice of such partial termination and (i) the Purchase Price shall be deemed to be reduced by the amount of the Purchase Price allocated to such Apartment Complex or Shopping Center, (ii) the Earnest Money and all interest earned thereon with respect to the Earnest Money allocated to such Apartment Complex or Shopping Center shall be returned to Purchaser, and (iii) the Apartment Complex or Shopping Center which is the subject of the Purchaser’s Objection causing such partial termination shall be eliminated from the Property being purchased hereunder.

Exhibit 10.23 (Continued)
ARTICLE 5.
CONDITIONS TO CLOSING
     5.1 Conditions to Obligations of Purchaser. The obligations of Purchaser to execute and deliver the applicable Closing Documents, to pay the Purchase Price and to perform Purchaser’s other obligations at the Closing for all or a portion of the Property under this Agreement are and shall be subject to the satisfaction of each of the following conditions at or prior to the Closing, unless otherwise specified:
          (a) Title to the Property shall be free of Encumbrances other than Permitted Encumbrances.
          (b) Seller shall have executed (where applicable) and delivered to Escrow Holder the Closing Documents to be executed and delivered by Seller.
          (c) All of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, with the same effect as if made on and as of such date.
          (d) Seller shall have performed, observed, and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed, observed, and complied with on Seller’s part prior to or as of the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable.
          (e) Other than in the event of a Casualty or a Condemnation, the physical condition of the Property shall be substantially the same on the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, as on the date hereof, reasonable wear and tear excepted.
          (f) With respect to the Closing of the Villa Tuscany Apartment Complex, Villa Tuscany Holder Consent (as defined in Article 15) shall have been issued.
          (g) With respect to the Closing of the Vista Grande Apartment Complex, Vista Grande Holder Consent (as defined in Article 15) shall have been issued.
          (h) With respect to the Closing of the Deerwood Village Apartment Complex, Deerwood Village Holder Consent (as defined in Article 15) shall have been issued.
          (i) Seller shall have delivered to the Title Company funds in amounts sufficient to pay any transfer or other taxes or fees and/or expenses required to be paid by Seller hereunder (unless Seller authorizes the Title Company to deduct and pay such expenses out of monies payable to Seller).

Exhibit 10.23 (Continued)
          (j) The Warranties and Guarantees have been made available for inspection by Purchaser or have been delivered to Purchaser.
In the event that one of the above conditions precedent to the obligations of Purchaser shall not occur by the Closing Date or the Villa Tuscany Closing Date, as applicable, and the occurrence of such condition is not waived by Purchaser, then upon written notice from Purchaser to Seller and Escrow Agent delivered on or prior to the Closing Date or the Villa Tuscany Closing Date, as applicable, this Agreement shall terminate, the Earnest Money (or applicable portion thereof) shall be returned to Purchaser (and, if such failure was due to a default by Seller, Purchaser may pursue its remedies hereunder) and neither party shall have any further obligation to the other.
     5.2 Conditions to Obligations of Seller. The obligations of Seller to execute and deliver the applicable Closing Documents and to perform Seller’s other obligations at the Closing for all or a portion of the Property under this Agreement are and shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:
          (a) Subject to Sections 4.1 and 6.1, Purchaser shall have delivered the balance of the Purchase Price due at Closing to Escrow Holder for delivery to Seller at the Closing pursuant to the terms of this Agreement.
          (b) Purchaser, or its designee, as applicable, shall have executed (where applicable) and delivered to Escrow Holder the Closing Documents to be executed and delivered by Purchaser.
          (c) All of the representations and warranties of Purchaser contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, with the same effect as if made on and as of such date.
          (d) Purchaser shall have performed, observed, and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed, observed, and complied with on Purchaser’s part prior to or as of the Closing Date.
          (e) With respect to the Closing of the Vista Grande Apartment Complex, the Deerwood Village Apartment Complex, and the Villa Tuscany Apartment Complex only, the applicable Holder Consent shall have been issued, and Seller and all of its affiliates shall have been released by Holder from all obligations under the Existing Loans.
In the event that one of the above conditions precedent to the obligations of Seller shall not occur by the Closing Date and the occurrence of such condition is not waived by Seller, then upon written notice from Seller to Purchaser and Escrow Agent delivered on or prior to the Closing Date, this Agreement shall terminate (and, if such failure was due to a default by Purchaser, the Earnest Money shall be paid to the Seller) and neither party shall have any further obligation to the other.

Exhibit 10.23 (Continued)
ARTICLE 6.
CLOSING
     6.1 Closing. The Closing shall occur through an escrow at the Title Company, no later than 2:00 p.m. (EST) on November 13, 2007 (the “Closing Date”) as to the Shopping Center and all Apartment Complexes other than the Villa Tuscany Apartment Complex, the Closing Dates for which shall occur as to Villa Tuscany, no later than seven (7) Business Days after the Villa Tuscany Holder Consent (as defined in Article 15) has been obtained (the “Villa Tuscany Closing Date”), TIME BEING OF THE ESSENCE TO SUCH DATES (subject, however, to any adjournment rights provided for in this Agreement), unless the parties mutually agree in writing upon another place, time or date. The parties will deliver (i) the Closing Documents to the Escrow Holder by hand, overnight delivery service or fax one (1) Business Day prior to the Closing Date or the Villa Tuscany Closing Date, as applicable, and (ii) the funds by wire transfer(s) on or prior to the Closing Date or the Villa Tuscany Closing Date, as applicable, in accordance with the terms of this Agreement.
     6.2 Seller’s Obligations at Closing. At least one (1) Business Day prior to the applicable Closing, Seller shall deliver to Escrow Holder four (4) copies of the following documents with respect to Seller, the Shopping Center and each Apartment Complex (the “Closing Documents”):
          (a) a Special Warranty Deed (herein so called), in form and substance as set forth on Exhibit “C” attached hereto, duly executed and acknowledged by the applicable Seller, conveying fee simple title to the Premises to Purchaser or its designee, subject only to the Permitted Encumbrances;
          (b) counterparts of an Assignment and Assumption of Leases (herein so called), in form and substance as set forth on Exhibit “D” attached hereto, duly executed by the applicable Seller, conveying the Tenant Leases and Deposits for the Property to Purchaser;
          (c) counterparts of a Bill of Sale (herein so called), in form and substance as set forth on Exhibit “E” attached hereto, duly executed by the applicable Seller, conveying the Property other than the Premises to Purchaser;
          (d) counterparts of a General Assignment and Assumption (herein so called), in form and substance as set forth on Exhibit “F” attached hereto, duly executed by the applicable Seller, conveying the Contracts, Licenses and Permits and Warranties and Guaranties owned by Seller for the Property to Purchaser;
          (e) a form of Notice Letter (herein so called) originally executed by the applicable Seller and addressed to Tenants under the Tenant Leases, in form and substance as set forth in Exhibit “G” attached hereto;

Exhibit 10.23 (Continued)
          (f) an affidavit originally executed by the applicable Seller to the effect that such Seller is not a foreign person for purposes of 26 U.S.C. 1445 (b) (2);
          (g) such affidavits executed by the applicable Seller as the Title Company shall reasonably require in order to omit from the Title Policy all exceptions for (i) judgments, bankruptcies or other returns against persons or entities whose names are the same or similar to the applicable Seller’s name, (ii) mechanic’s and materialman’s liens for work conducted by or on the applicable Seller’s behalf, (iii) rights of parties in possession (other than Tenants under the Tenant Leases, as tenants only), (iv) notices of commencement for work conducted by or on the applicable Seller’s behalf, (v) any matters arising as a result of Seller’s acts during the “gap” period between the time of execution and delivery of the deed and the recordation thereof, and (vi) survey matters which can be resolved by Seller’s affidavit that there have been no material changes to the Property since the date of the Survey;
          (h) a Certificate of an officer of the managing member of the applicable Seller, reflecting the authorization of (i) the actions to be taken by the applicable Seller under this Agreement and (ii) the execution and delivery of this Agreement, the Closing Documents and all other documents required to be executed and delivered by the applicable Seller pursuant to this Agreement and such organizational and other authorizing documents of Seller as may be reasonably required by the Title Company.;
          (i) all Tenant Leases, Books and Records (originals when available or photocopies if not available) in the possession or control of the applicable Seller;
          (j) all keys and master keys to all locks at the Property which are in the possession or control of the applicable Seller;
          (k) all Licenses and Permits in the applicable Seller’s possession or control;
          (l) all Plans in the applicable Seller’s possession or control;
          (m) all Contracts, if any, in the applicable Seller’s possession or control;
          (n) executed and acknowledged counterparts of all documents and instruments required by Holder in connection with the issuance of Holder Consent, the assumption of the Existing Loans by Purchaser and the release of Seller and its affiliates from all obligations under the Existing Loans;
          (o) a closing statement prepared by Seller and approved by Purchaser (the “Closing Statement”);
          (p) original counterparts of a management agreement for each Apartment Complex (collectively, the “Management Agreements”), pursuant to which Tarragon Management, Inc. (the “Manager”) will manage such Apartment Complexes for a term of one

Exhibit 10.23 (Continued)
year, for a fee equal to 3% of gross revenues from each Apartment Complex, which Management Agreements shall substantially be on the form annexed hereto as Exhibit “M”;
          (q) an updated Rent Roll for the Property;
          (r) all transfer tax and other similar tax returns which Seller is required by law to execute and acknowledge and to deliver, either individually or together with Purchaser, to any governmental authority as a result of the sale, and if Seller is responsible for payment of such taxes in accordance with this Agreement, checks made payable to the appropriate governmental authority in the required amounts (unless Seller authorizes the Title Company to deduct and pay such expenses out of monies payable to Seller).
          (s) Certificates of Occupancy for all Improvements.
     6.3 Purchaser’s Obligations at Closing. At Closing, Purchaser shall deliver to Escrow Holder the following:
          (a) subject to Article 4 and Article 6 hereof, the balance of the Purchase Price, by wire transfer of immediately available funds to the account of the Title Company;
          (b) executed counterparts of all of the Assignments and Assumptions of Leases, General Assignments and Assumptions and Notice Letters, originally executed and acknowledged (where applicable) by Purchaser, or its designee, as applicable;
          (c) a certificate of the manager of Purchaser, reflecting the authorization of (i) the actions to be taken by Purchaser under this Agreement, (ii) the execution and delivery of this Agreement, the Closing Documents and all other documents to be executed and delivered by Purchaser pursuant to this Agreement and/or as customarily required by the Title Company, and (iii) the payment of the Purchase Price;
          (d) executed and acknowledged counterparts of all documents and instruments required by Holder in connection with the issuance of Holder Consent, the assumption of the Existing Loans by Purchaser and the release of Seller and its affiliates from all obligations under the Existing Loans;
          (e) the Closing Statement; and
          (f) original counterparts of the Management Agreements, duly executed by Purchaser or its designee, as applicable.
     6.4 Closing Costs. Except as otherwise expressly provided herein, Purchaser shall pay (i) all sales taxes on personal property, if any, (ii) the title premiums and the cost of any endorsements to the Title Policy required by Purchaser or Purchaser’s acquisition lender and the search and examination fees incurred in connection with the transfer of the Property, (iii) Purchaser’s share of prorations, (iv) the cost of updating the Survey, (v) all recording charges

Exhibit 10.23 (Continued)
(other than for discharges of mortgages), (vi) all documentary stamps and intangible taxes in connection with Purchaser’s financing, (vii) all application fees, assumption fees and other costs associated with obtaining Villa Tuscany Holder Consent, Deerwood Village Holder Consent and Vista Grande Holder Consent, and (viii) fifty percent (50%) of any escrow fees and other customary charges of the Escrow Holder (if any). Seller shall pay (i) Seller’s share of prorations, (ii) all applicable state, city and county deed stamp tax, excise, documentary stamp, conveyance and transfer taxes and (iii) fifty percent (50%) of any escrow fees and other customary charges of the Escrow Holder (if any). Except as otherwise provided herein, each party shall pay its own attorneys’ fees.
     6.5 Electronic Data Transfer. Seller shall, with Purchaser’s cooperation, use its commercially reasonable efforts to electronically transfer all Property-related financial and operational information to Purchaser as of the Closing Date, in a manner such that Purchaser will not have to manually input such data into its computer records or systems, provided that Seller shall not be required to transfer any proprietary information, violate any license agreements, or incur any material costs in so doing.
ARTICLE 7.
PRORATIONS
     7.1 The following shall be apportioned and adjusted between Seller and Purchaser as of 11:59 p.m. (Florida time) on October 31, 2007 (the “Adjustment Date”), except as otherwise specified:
          (a) rents and additional rents under or in respect of the Tenant Leases, as, when and to the extent actually collected, on the basis of the period for which payable under the applicable Tenant Lease and apportioned on the basis of the actual number of days in such period;
          (b) any real property taxes, water and sewer rents and charges; property owners’ association dues, assessments, fees and charges; the cost of any real property tax appeal commenced or continuing after the date hereof, as well as any tax credit or refund collected as a result thereof; vault taxes or charges, elevator inspection charges and other like and similar municipal taxes and charges, each on the basis of the fiscal year or other period for which assessed, and apportioned upon the basis of the actual number of days in such year or period. If actual tax bills are not available, taxes shall be apportioned based on the most recent tax bills available, with a post-Closing adjustment to be made as soon as tax bills for the fiscal year during which the Closing occurs become available;
          (c) subject to Section 7.5, electric, gas, steam and other public utility charges for services furnished to the Property, on the basis of the actual number of days in any period covered by the charge being apportioned (except that no apportionment shall be made for any of such items as are furnished and charged by the applicable utility company directly to Tenants under the Tenant Leases);

Exhibit 10.23 (Continued)
          (d) all charges under the Contracts to be assumed by Purchaser, on the basis of the actual number of days in any period covered by the charge being apportioned. Seller shall pay, at or prior to the Closing, all installments or amounts of items which are being apportioned under this Section which became due and payable prior to the Adjustment Date; and
          (e) interest actually paid under the Existing Loan but excluding any penalties and default interest accruing between the Adjustment Date and the Closing Date, which shall be paid by Seller on or prior to Closing.
     7.2 Seller shall pay all unpaid commissions, fees and other charges due on or prior to the Adjustment Date to real estate brokers or other Persons with respect to any Tenant Lease beginning prior to the Adjustment Date. If the Closing occurs, then Purchaser shall be responsible for commissions, fees, or other charges due to real estate brokers or other Persons with respect to Tenant Leases, and any renewals, extensions and expansions thereof beginning after the Adjustment Date. Purchaser will receive a credit against the Purchase Price for all Deposits.
     7.3 If the Closing occurs before a new real property or other applicable tax rate or charge of a Governmental Entity is fixed, then the apportionment of such tax or charge at the Closing shall be based upon the tax rate for the immediately preceding fiscal period applied to the latest assessed valuation. Promptly after the new tax rate has been fixed, the apportionment of such tax or charge made at the Closing shall be recalculated and any reimbursement owed by Purchaser to Seller or Seller to Purchaser, as the case may be, shall be paid promptly after such recalculation.
     7.4 If any Tenant under a Tenant Lease is in arrears in the payment of rent, or other charges, payments received from such Tenant after the Adjustment Date shall be applied in the following order of priority: first, to any rents or other sums due and owing during the month in which the payment is received, then to the payment of current rents and other sums due Purchaser as the current owner of the Property and landlord under the Tenant Leases, and the balance to any delinquent sums owing to Seller under the Tenant Leases. Notwithstanding the preceding sentence, any arrearages from delinquent Tenants at the Shopping Center shall remain the property of Purchaser and shall not be remitted to Seller if and when collected. If any payments from a Tenant received by Purchaser or Seller after the Closing are payable to the other party by reason of this Section, then the appropriate sum shall be promptly paid to the other party. After the Closing, Seller may bring, in Seller’s name and at Seller’s expense, an action against any Tenant to collect rent, additional rent, or other payments due Seller for a period prior to the Adjustment Date, together with the cost of collection thereof; but in no event shall Seller seek any remedy against any such Tenant other than collection of funds from the particular Tenant. Seller shall not interfere with other Tenants of the Property and shall comply with all applicable laws in connection with its collection of delinquent sums pursuant to the terms of this paragraph. Notwithstanding anything contained herein to the contrary, nothing shall prevent Purchaser from commencing eviction proceedings against any Tenant for non-payment of current rents as they become due.

Exhibit 10.23 (Continued)
     7.5 The apportionment of utility charges shall be made upon the basis of charges shown on the latest available bills of such utilities. The charges shown on such available bills for periods prior to the Adjustment Date shall be paid by Seller, and for the period from the date of each such last available utility bill to the Adjustment Date, an apportionment shall be made based on the amount charged for the period covered by such last available bill. Notwithstanding the foregoing, Seller will use reasonable efforts to cause the respective utility companies to read their meters or fix their charges to the Closing Date, and the Villa Tuscany Closing Date, as applicable, in which event Seller shall pay such charges, when billed, to the Adjustment Date, and Purchaser shall pay such charges from and after the Adjustment Date, and/or promptly reimburse Seller for any such charges paid by Seller for any period subsequent to the Adjustment Date.
     7.6 At the Closing if requested by Purchaser, Seller shall assign to Purchaser, all deposits or escrows held for Seller’s account at or by any public utility company in connection with the utility services furnished to the Property; and in such case Purchaser shall pay Seller, at the Closing, for the amount of deposits, or escrows so assigned. Prior to the Closing Date or the Villa Tuscany Closing Date, as applicable, Seller shall notify all such public utilities in writing of the applicable transfer of service. Seller shall receive a credit at Closing equal to the amount of all escrows or reserves held by or on behalf of Holder under the Existing Loans.
     7.7 If any item covered by this Article cannot be apportioned because the same has not been (or cannot be) fully ascertained on the Closing Date or the Villa Tuscany Closing Date, as applicable, or if any error has been made with respect to any apportionment, then such item shall be apportioned (or corrected, as applicable) as soon as the same is fully ascertained and shall be paid within twenty (20) days thereafter by the appropriate party. Any Property-related bills received after Closing related to the period prior to the Adjustment Date shall be promptly paid by Seller.
     7.8 Real estate tax refunds and credits received after the Closing which are attributable to the fiscal tax year during which the Adjustment Date, occurs shall be apportioned between Seller and Purchaser, pursuant to this Article.
     7.9 If, as of the Adjustment Date, the Property shall be (or shall have become) subject to a special or local assessment or charge of any kind (whether or not yet a lien), then (to the extent not payable by the tenants) Seller shall pay all installments thereof due and payable prior to the Adjustment Date; provided, however, any installment thereof attributable to a period from and after the Adjustment Date shall be apportioned at the Closing in the same manner as for taxes under Section 7.1(b). Purchaser shall be responsible for all installments of such assessment attributable to the period from and after the Adjustment Date.
     7.10 In the event either Purchaser or Seller shall owe the other any money as a result of the terms of this Article 7 (whether at Closing or thereafter), then the party owing such money shall pay the other party such money promptly, as soon as the amount is finally determined.

Exhibit 10.23 (Continued)
     7.11 At the Closing if requested by Purchaser, Seller shall cause all existing insurance policies currently held by Seller with respect to the Property to remain in effect, and shall take all steps reasonably requested by Purchaser to have Purchaser, and Purchaser’s lender, if applicable, named as “additional insureds” and “loss payee(s)” on any such insurance policies. In such event, the prepaid premium paid by Seller in connection with any such insurance policies shall be apportioned and adjusted based on the actual number of days remaining in the period for which such policies were prepaid, between Seller and Purchaser as of 11:59 p.m. (Florida time) the day preceding the Closing Date, and Seller shall receive, a credit at Closing in the amount equal to such apportionment.
     7.12 If Tarragon Ocala Development Corp., as a member of Ocala, is or becomes entitled to receive proceeds from the sale of the Deerwood Village Apartment Complex pursuant to the Operating Agreement for Ocala Tarragon or the consent of S.E.T., LLC to the sale of the Deerwood Village Apartment Complex pursuant to this Agreement, in excess of what Tarragon Ocala Development Corp. would have been entitled to receive under the Tarragon Ocala Operating Agreement if such Apartment Complex were sold to Purchaser for $32,000,000, then Purchaser will receive a credit against the Purchase Price or a reimbursement equal to the amount of such excess.
     7.13 This Article 7, and all rights and duties of the parties hereunder, shall survive the Closing.
ARTICLE 8.
REPRESENTATIONS AND WARRANTIES OF SELLER
     8.1 Disclaimer of Seller.
          (a) Except as expressly set forth in this Agreement and except for those items delivered pursuant to the terms of this Agreement, including Section 8.2, Purchaser acknowledges and agrees that Seller, or any member, shareholder, partner, director, officer, manager, person, firm, agent, employee or representative of, or acting or purporting to act on behalf of, Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the Property. Seller is not liable or bound in any manner by any verbal or written statements, representations or information pertaining to the Property, or the operation thereof, furnished by any real estate broker or any agent or employee of Seller, except for those items delivered by or on behalf of Seller pursuant to the terms of this Agreement. Purchaser further acknowledges and agrees that except as expressly set forth in this Agreement, to the maximum extent permitted by law, that should the Closing occur, then the sale of the Property as provided for herein will be made on an “AS IS” condition and basis “WITH ALL FAULTS” as of the date hereof, reasonable wear and tear, and casualty and condemnation (as provided in Article 10) excepted. It is understood and agreed that the Purchase Price has been adjusted by prior negotiation to reflect that the Property is sold by Seller and purchased by

Exhibit 10.23 (Continued)
Purchaser subject to the foregoing.
          (b) Except as expressly set forth in Section 8.2 below, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Purchaser in connection with Purchaser’s inspection of the Property (e.g., that such materials are complete, accurate or the final version thereof, or that all such materials are in Seller’s possession). It is the parties express understanding and agreement that such materials are provided only for Purchaser’s convenience in making its own examination and determination prior to the date hereof as to whether it wishes to purchase the Property, and, in doing so, Purchaser shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and not on any materials supplied by Seller, except as may be expressly set forth below in Section 8.2.
          (c) Each party comprising Seller and its shareholders, officers, directors, agents, employees, property manager and affiliates (individually a “Seller Party” and collectively the “Seller Parties”) are hereby released from all responsibility and liability regarding the condition (including the presence in the soil, air, structures and surface and subsurface waters, of any and all materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines), valuation, salability or utility of the Property, or its suitability for any purpose whatsoever. Without limitation, Purchaser specifically releases Seller from any claims it may have against Seller now or in the future under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., as amended; any other analogous state or federal statute; and common law arising from the environmental conditions of the Property or the presence of hazardous materials, solid wastes, or any other pollutants or contamination the Property.
          (d) Notwithstanding anything herein (including, without limitation, the other provisions of this Article 8) or otherwise to the contrary, (a) Purchaser has not released Seller from, and Seller agrees to be and remain fully liable and responsible for (i) any breach of Seller’s representations and warranties contained in this Agreement and/or documents executed and delivered by Seller at or contemporaneously with the Closing, (ii) any breach by Seller of its covenants in this Agreement or in any document executed and delivered by Seller at or contemporaneously with the Closing, (iii) Seller’s fraud, or (iv) Seller’s acts or omissions from and after the Closing; and (b) Purchaser has not assumed, and shall have no obligation to indemnify Seller from and against, any governmental or third party claims asserted after the Closing as a result of any act or omission taken or failed to be taken prior to the Closing.
          (e) THE PROVISIONS OF THIS SECTION ARE A MATERIAL PART OF THE CONSIDERATION FOR SELLER’S ENTERING INTO THIS AGREEMENT, AND SHALL SURVIVE CLOSING.

Exhibit 10.23 (Continued)
     8.2 Representations and Warranties of Seller. Each party comprising Seller represents and warrants to Purchaser as follows with respect to the Property owned by such party, which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, subject to changes in facts permitted hereunder and occurring in the ordinary course of Seller’s business:
          (a) Rent Roll. Attached hereto as Exhibits “H-1” – “H-4” are true, correct and complete copies of the Rent Roll for the Shopping Center and each Apartment Complex, and the information set forth therein is true and correct in all material respects as of the date hereof. An updated Rent Roll for the Shopping Center and each Apartment Complex will be provided at Closing. There are no leases, license agreements, occupancy agreements, tenancies (written or oral) or other agreements or contracts between Seller and any other party for any space in the Property, or relating to the Property except as disclosed thereon.
          (b) Authority, Actions of Seller, Authorization and Consents.
               (i) Each party comprising Seller is a limited liability company or limited partnership duly organized and validly existing under the laws of its state of organization and is qualified as a to do business in each jurisdiction in which it is required to so qualify in order to conduct its business and own the Property. Each party comprising Seller has all necessary power and lawful authority to own and operate its assets and properties, including, but not limited to the Apartment Complex or Shopping Center owned by it, and to carry on its business (including all business contemplated under this Agreement and the Closing Documents). The execution and delivery by Seller of this Agreement and the Closing Documents, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action of Seller. There are no other approvals, authorizations, consents or other actions by or filings with any Person which are required to be obtained or completed by Seller in connection with the execution and delivery of this Agreement or any of the Closing Documents (or any other agreement or instrument required hereunder) or the sale or assignment of the Property or in connection with any other action required to be taken by Seller hereunder at or before the Closing, except for Holder Consent.
               (ii) Neither the execution and delivery of this Agreement or the Closing Documents by Seller nor the consummation of the transaction contemplated hereby will: (A) violate any provision of Seller’s articles of organization or operating agreements; (B) violate, conflict with or result in a breach or termination of, or give any other party the right to terminate, or constitute a default under the terms of, any agreement or instrument to which Seller is a party or by which it is bound; (C) violate any judgment, order, injunction, award or decree of any Governmental Entity against or binding upon Seller or upon the Property or business of Seller; or (D) constitute a violation by Seller of any applicable law or regulation to which Seller is subject.
          (c) Legal Proceedings. To Seller’s knowledge, except as set forth on Exhibit “I”, Seller is not a party to and has not received any written notice of any pending Legal Proceedings against Seller (to the extent that the same would have material adverse effect on

Exhibit 10.23 (Continued)
Seller’s performance of it’s obligations under this Agreement or the Closing Documents) or otherwise affecting the Property.
          (d) FIRPTA. No party comprising Seller is a foreign person within the meaning of Section 1445(b) (2) of the Internal Revenue Code of 1986, as amended.
          (e) Documents Delivered. The Tenant Leases, Plans, Books and Records, Warranties and Guarantees, Contracts and other financial information concerning the Properties delivered or made available by Seller to Purchaser for inspection pursuant to Section 4.1 are or at the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, will be true and correct copies of the originals thereof in Seller’s possession. Attached hereto as Exhibits “J-1” – “J-4” is a true, correct and complete copy of the current inventory of the Personal Property at each Apartment Complex and the Shopping Center, and the information set forth therein is true and correct in all material respects as of the date thereof.
          (f) Other Agreements. Seller is not a party to any outstanding contracts or options to purchase the Property or any portion thereof in favor of any third party. Exhibits “B-1” – “B-4” attached hereto are a true, correct and complete list of Contracts affecting the Property.
          (g) Licenses and Permits. To Seller’s knowledge, there are no conditions to the Licenses and Permits, or other agreements or obligations associated therewith, which are not expressly set forth in such Licenses and Permits, in the publicly adopted resolutions pursuant to which the Licenses and Permits were issued, or elsewhere in this Agreement. Seller has not received written notice that the Property or the use thereof violates any Licenses and Permits or other law or regulation applicable thereto.
          (h) Hazardous Materials. Except as may otherwise be specified in any environmental reports delivered to Purchaser pursuant to Section 4.1, to Seller’s knowledge, each Property is free of the presence on or under such Property of any hazardous materials or hazardous substances, as such terms are defined in applicable federal and state environmental laws, in a manner which violates any such laws. Seller has not received written notice from any Governmental Entity that the Property or any Tenant in the Shopping Center or any commercial Tenant is in violation of any environmental Laws. Seller has provided or otherwise made available to Purchaser copies of all documents, maintenance records and other reports, Contracts or agreements related to environmental matters, hazardous substances and hazardous materials in connection with the Property in Seller’s possession or control. Seller has no knowledge of any contamination in association with the Property or any property adjoining the Property.
          (i) Violations. To Seller’s knowledge, there are no outstanding written violations of any state, federal or local law or ordinance against the Property or any written complaints or notices issued with respect thereto.
          (j) Existing Loans. The outstanding principal balance of the Villa Tuscany Existing Loan as of the date hereof is approximately $23,508,000. There are no defaults under

Exhibit 10.23 (Continued)
the Villa Tuscany Existing Loan and there has occurred no event or circumstance, or the failure of any event to occur, which with the passage of time or giving of notice could become an event of default thereunder. The outstanding principal balance of the Deerwood Existing Loan as of the date hereof is approximately $21,859,000. The outstanding principal balance of the Vista Grande Existing Loan is approximately $36,300,000 as of the date hereof. The Deerwood Existing Loan and the Vista Grande Loan have matured and are due and payable.
          (k) Contesting of Taxes. Except as disclosed on Exhibit “I”, Seller is not currently engaged in any real property tax appeal.
          (l) Leases. Attached hereto as Exhibit “K” is a true, correct and complete copy of Seller’s standard forms of Tenant Lease for the Apartment Complexes. All Tenant Leases for the Apartment Complexes are in form and substance substantially similar to the forms attached as Exhibit “K”. Except as otherwise described on the Rent Roll, Seller has not accepted any rental payments more than thirty (30) days in advance of the date due, and no tenant has been given any free rent, any concession in the payment of rent or any abatement in the payment of rent which has not yet been satisfied, except as set forth on the Rent Roll. Seller has delivered to Purchaser true, correct and complete copies of all Tenant Leases for the Shopping Center, together with all Amendments thereto.
          (m) ERISA. Seller is not selling the Property form any account holding the “plan of assets” or any “employees benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, or any “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended.
          (n) Tenant Leases. Attached hereto as Exhibit “L” is a true, correct and complete schedule of all Amendments to Tenant Leases at the Shopping Center, and there are no unpaid commissions, fees and other charges due to real estate brokers or other Persons with respect to any Tenant Lease at the Shopping Center beginning prior to the Closing Date. Except as disclosed on Exhibit “L”, there are no Amendments to Tenant Leases at the Shopping Center or other agreements in connection therewith or with the Properties which would result in any commissions, fees and other charges due to real estate brokers or other Persons with respect to any Tenant Lease. To Seller’s knowledge, there are no payment defaults under any Tenant Leases which are not reflected on the Rent Roll, and there has occurred no event or circumstance, or the failure of any event to occur, which with the passage of time or giving of notice could become an event of default thereunder. The material terms of any amendments to Tenant Leases at the Apartment Complexes are reflected on the Rent Roll.
          (o) Deposits. All Deposits held by Seller in connection with any Tenant Lease are held in accordance with applicable law. Seller has not used or withdrawn any Deposits except in strict accordance with the applicable Tenant Lease and applicable law and as disclosed on the Rent Roll.

Exhibit 10.23 (Continued)
          (p) Solvency. Each party comprising Seller represents and warrants that both before and after giving effect to the transactions contemplated by this Agreement each such party is and will continue to be solvent and no transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement, with the intent to hinder, delay or defraud either the present or future creditors of any party compromising Seller.
          (q) Deerwood Consent. Seller has received the Consent of S.E.T., LLC to the sale of the Deerwood Village Apartment Complex to Purchaser pursuant to this Agreement.
          (r) Licenses and Permits. To Seller’s knowledge, there are no licenses, permits, approvals, consents, authorizations or certificates required to be issued by any Governmental Entity in connection with the lawful operation of the Apartment Complex and the Shopping Center, other than the Licenses and Permits.
          (s) Deerwood Ownership. Tarragon Ocala Development Corp. (“Tarragon Ocala”) is the owner and holder of a 50% membership interest in Ocala, and holds such interest free and clear of all liens, claims and encumbrances.
     8.3 Knowledge. As used herein, the term “to Seller’s knowledge” shall mean only the “current knowledge” (as defined below) of the following designees of Seller: Chris Clinton, Michael Johnson, Teri Bridenbaugh, Aimee Bakh, Debra Carter, Karina Nahmens, Dori Carr-Day, Jan Surrat and Paige Beale, who are the persons with the most knowledge and experience in connection with the ownership and operation of the Property by Seller. As used herein, the term “current knowledge” shall mean only the actual, current, conscious and not constructive, imputed or implied knowledge of such designee after due investigation and inquiry. Anything herein to the contrary notwithstanding, such designee shall not have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the Seller’s representations herein being or becoming untrue, inaccurate or incomplete in any respect.
     8.4 Survival. The representations and warranties of Seller set forth in this Article 8 and anywhere else in this Agreement (unless expressly stated otherwise) shall survive the Closing of the transaction contemplated in this Agreement and the delivery of the Special Warranty Deed from Seller to Purchaser for a period of six (6) months from and after the Closing Date or the Villa Tuscany Closing Date, as applicable. Consequently, Purchaser stipulates and agrees that from and after such six (6) month period, it is entitled to and agrees to claim no damages of any kind with respect to any alleged breach and/or violation of any of such representations and/or warranties of Seller. As a condition precedent to Purchaser’s obligation to close the purchase contemplated by this Agreement, Seller’s representation and warranties contained herein shall remain and be true and correct in all material respects as of the Closing Date or the Villa Tuscany Closing Date, as applicable, unless such representations and warranties have changed by reason of facts or circumstances occurring in the ordinary course of business and operation of the Property which pursuant to the terms of this Agreement are expressly permitted or contemplated to have occurred. In the event Purchaser becomes aware of any breach and/or violation of any Seller’s representations and warranties prior to Closing and

Exhibit 10.23 (Continued)
following notice thereof to Seller, Seller fails or is unable to cure any such breach or violation to the reasonable satisfaction of Purchaser, Purchaser’s sole remedy for any such breach or violation shall be to terminate this Agreement by delivering written notice of such termination to Seller on or before the Closing Date or the Villa Tuscany Closing Date, as applicable, in which event the Earnest Money will be returned to Purchaser, and neither party shall have any obligation hereunder. Purchaser hereby waives any right Purchaser may have to commence any action(s) to enforce any alleged breach and/or violation of any of the representations of Seller as set forth in this Agreement or to seek damages in connection therewith in the event that Purchaser becomes aware of any such alleged breach and/or violation prior to Closing and fails to give Seller notice thereof on or before the Closing Date or the Villa Tuscany Closing Date, as applicable.
     8.5 Indemnification. Seller agrees to indemnify and hold Purchaser harmless from and against any and all loss, claim, liability or expense, including reasonable attorneys fees, arising as a result of any personal injury or property damage occurring on or about the Property prior to the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, except if occasioned by Purchaser or its agents, servants or employees, or as otherwise provided in Section 14.3 below. Purchaser agrees to indemnify and hold Seller harmless from and against any and all loss, claim, liability or expense, including reasonable attorneys fees, arising as a result of any personal injury or property damage occurring on or about the Property from and after the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, except if occasioned by Seller or its agents, servants or employees. The provisions of this Section 8.5 shall survive the Closing.
ARTICLE 9.
REPRESENTATIONS AND WARRANTIES OF PURCHASER
     9.1 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows, which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date or the Villa Tuscany Closing Date, as applicable:
          (a) Authority, Actions of Purchaser and Authorization. Purchaser has all necessary power and lawful authority to own and operate its assets and properties, including, but not limited to the Property, and to carry on its business (including all business contemplated under this Agreement and the Closing Documents). The execution and delivery by Purchaser of this Agreement and the Closing Documents, and the consummation by Purchaser of the transactions contemplated thereby, have been duly authorized by all necessary action of Purchaser. There are no other approvals, authorizations, consents or other actions by or filings with any Person which are required to be obtained or completed by Purchaser in connection with the execution and delivery of this Agreement or any of the Closing Documents (or any other agreement or instrument required hereunder) or the sale or assignment of the Property or in connection with any other action required to be taken by Purchaser hereunder at or before the Closing.

Exhibit 10.23 (Continued)
          (b) Consents. Neither the execution and delivery of this Agreement or the Closing Documents by Purchaser nor the consummation of the transaction contemplated hereby will: (i) violate, conflict with or result in a breach or termination of, or give any other party the right to terminate, or constitute a default under the terms of, any agreement to which Purchaser is a party or by which it is bound; (ii) violate any judgment, order, injunction, award or decree of any Governmental Entity against or binding upon Purchaser or upon the Property or business of Purchaser; or (iii) constitute a violation by Purchaser of any applicable law or regulation to which Purchaser is subject.
          (c) Patriot Act. Purchaser further represents, warrants and covenants to Seller as follows:
               (i) Purchaser is not now nor shall it be at any time until Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”) or otherwise.
               (ii) Neither Purchaser nor any Person who owns a direct interest in Purchaser (collectively, a “Purchaser Party”) is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.
               (iii) Purchaser has taken, and shall continue to take until Closing, such measures as are required by law to assure that the funds used to pay to Seller the Purchase Price are derived (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.
               (iv) To the best of Purchaser’s knowledge after making due inquiry, neither Purchaser nor any Purchaser Party, nor any Person providing funds to Purchaser (i) is

Exhibit 10.23 (Continued)
under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as defined herein); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Subsection (b), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that (1) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (2) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (3) require identification and documentation of the parties with whom a Financial Institution conducts business; or (4) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq., the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et. seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.
               (v) Purchaser is in compliance with any and all applicable provisions of the Patriot Act.
     9.2 Survival. The representations and warranties of Purchaser set forth in this Article 9 and anywhere else in this Agreement (unless expressly stated otherwise) shall survive the Closing of the transaction contemplated in this Agreement and delivery of the Special Warranty Deeds from Seller to Purchaser for a period of six (6) months from and after the Closing Date or the Villa Tuscany Closing Date, as applicable. Consequently, Seller stipulates and agrees if from and after such six (6) month period it is entitled to and agrees to claim no damages of any kind with respect to any alleged breach and/or violation of such representations or warranties of Purchaser.
ARTICLE 10.
RISK OF LOSS
     10.1 Casualty. Seller assumes all risks for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause (a “Casualty”) until the Closing. Immediately after Seller has received notice of the occurrence of any Casualty between the date hereof and the Closing, Seller shall give Purchaser written notice thereof (a “Casualty Notice”), which Casualty Notice shall state the type, location and amount of damage to the Shopping Center or any Apartment Complex and Seller’s good faith estimate of the cost to complete repairs of such Casualty.
          (a) If prior to the Closing such a Casualty shall occur and the cost to complete repairs of such Casualty shall be greater than or equal $1,000,000 with respect to the Shopping Center or any one Apartment Complex, or greater than or equal to $2,500,000 in the aggregate

Exhibit 10.23 (Continued)
with respect to the Shopping Center and all Apartment Complexes, as determined by Purchaser in its reasonable discretion, then in any such event, Purchaser may, at its sole option, (i) terminate this Agreement with respect to the Property which was the subject of such Casualty Notice, or (ii) terminate this Agreement in its entirety, by written notice to Seller (any such notice, a “Casualty Termination Notice”) within ten (10) Business Days after Purchaser has received the Casualty Notice (provided, however, if the Closing is scheduled for a date which is less than ten days after Purchaser’s receipt of the Casualty Notice the Closing shall be postponed until ten days after Purchaser’s receipt of the Casualty Notice), specifying whether the termination will be with respect to an individual Property or the Agreement in its entirety. In the event (A) the Casualty Termination Notice specifies a termination with respect to the Shopping Center or an individual Apartment Complex only, then this Agreement automatically shall be deemed to have been amended and (i) the Purchase Price shall be deemed to be reduced by the amount of the Purchase Price allocated to such Apartment Complex or Shopping Center, (ii) the Earnest Money and all interest earned thereon with respect to the Earnest Money allocated to such Apartment Complex or Shopping Center shall be returned to Purchaser, and (iii) the Apartment Complex or Shopping Center which is the subject of such Casualty Notice shall be eliminated from the Property being purchased hereunder, or (B) Purchaser elects to terminate this Agreement in its entirety, this Agreement shall be null and void, the Earnest Money shall be returned to Purchaser and neither party shall have any further liability or obligations to the other (except as specifically provided in this Agreement).
          (b) If (i) Purchaser has the right, but elects not to terminate this Agreement as set forth in clause (a) of this Section 10.1, or (ii) the cost to complete repairs of such Casualty shall be less than $1,000,000 with respect to the Shopping Center or any one Apartment Complexes, or $2,500,000 in the aggregate with respect to the Shopping Center and all Apartment Complex, as determined by Purchaser in its reasonable discretion, then the Closing shall take place as provided herein, and at the Closing Purchaser shall receive a credit to be applied toward the Purchase Price in an amount equal to (A) the cost to complete the repairs of such Casualty(ies) as determined by Purchaser in its reasonable discretion, if the cost to complete repairs of such Casualty shall be less than $1,000,000 with respect to the Shopping Center or any one Apartment Complexes, or $2,500,000 in the aggregate with respect to the Shopping Center and all Apartment Complex, or (B) the threshold amounts enumerated above, individually or in the aggregate, as the case may require, if the cost of repairs for such Casualty(ies) shall exceed such thresholds, and there shall be assigned to Purchaser all of Seller’s rights, titles and interest in and to any insurance policies covering such Casualty (including rental interruption insurance) and all proceeds to be paid thereunder in excess of the amount of the credit given to Purchaser, as may be then uncollected. Seller shall credit against the Purchase Price, at Closing, an amount equal to the deductible under such policy applicable to such casualty. From and after the Closing Date or the Villa Tuscany Closing Date, as applicable, Seller agrees to execute, acknowledge and deliver each and every such further reasonable acts, agreement, assignments, notices of assignments, reasonably requested by Purchaser or its insurance company in connection with any such Casualty.
     10.2 Condemnation. If, prior to the Closing, an action is initiated to take all or any portion of the Shopping Center or any Apartment Complex by eminent domain proceedings or

Exhibit 10.23 (Continued)
by deed in lieu thereof (a “Condemnation”), Seller, upon receipt of written notice of such action from any Governmental Entity, shall immediately give Purchaser written notice of such Condemnation stating the amount, type and location of such Condemnation (a “Condemnation Notice”) and, if the proceeds to be paid under such Condemnation equal or exceed $1,000,000 with respect to the Shopping Center or any one Apartment Complex, as determined by Purchaser in its reasonable discretion, or $2,500,000 in the aggregate with respect to the Shopping Center and all Apartment Complexes after attorneys fees, or if any material part of the Property, including parking spaces or access to the Property is to be condemned, as determined by Purchaser in its reasonable discretion, then Purchaser may, at its sole option, either (a) terminate this Agreement with respect to the Shopping Center or Apartment Complex which is the subject of such Condemnation Notice by written notification, within ten (10) Business Days after Purchaser has received the Condemnation Notice (provided, however, if the Closing is scheduled for a date which is less than ten (10) days after Purchaser’s receipt of the Condemnation Notice the Closing shall be adjourned until ten (10) days after Purchaser’s receipt of the Condemnation Notice), (b) terminate this Agreement in its entirety by written notification, within ten (10) Business Days after Purchaser has received the Condemnation Notice (provided, however, if the Closing is scheduled for a date which is less than ten (10) days after Purchaser’s receipt of the Condemnation Notice the Closing shall be adjourned until ten (10) days after Purchaser’s receipt of the Condemnation Notice), or (c) consummate the Closing, in which latter event Purchaser shall receive a credit to be applied toward the Purchase Price in the amount of the award of the condemning authority which such award shall be paid to Seller at the Closing, in form and substance reasonably satisfactory to Seller and Purchaser. If the proceeds to be paid under such Condemnation are less than $1,000,000 with respect to the Shopping Center or any one Apartment Complex or $2,500,000 in the aggregate with respect to the Shopping Center and all Apartment Complexes, and the condemnation action only applies to an immaterial portion of the Property, as determined by Purchaser in its reasonable discretion, then the Closing shall take place as provided herein, Purchaser shall receive a credit to be applied toward the Purchase Price in the amount of the award of the condemning authority and such award of the condemning authority shall be assigned to Seller at the Closing, in form and substance reasonably satisfactory to Seller and Purchaser. In the event (A) Purchaser elects to termination this Agreement with respect to the Shopping Center or an individual Apartment Complex only, then this Agreement automatically shall be deemed to have been amended and (i) the Purchase Price shall be deemed to be reduced by the amount of the Purchase Price allocated to such Apartment Complex or Shopping Center, (ii) the Earnest Money and all interest earned thereon with respect to the Earnest Money allocated to such Apartment Complex or Shopping Center shall be returned to Purchaser, and (iii) the Apartment Complex or Shopping Center which is the subject of such Casualty shall be eliminated from the Property being purchased hereunder, or (B) Purchaser elects to terminate this Agreement in its entirety, this Agreement shall be null and void, the Earnest Money shall be returned to Purchaser and neither party shall have any further liability or obligations to the other (except as specifically provided in this Agreement).

Exhibit 10.23 (Continued)
ARTICLE 11.
DEFAULT
     11.1 Permitted Termination. If this Agreement is terminated by either party pursuant to a right expressly given to it hereunder (a “Permitted Termination”), neither party shall have any further obligation to the other party except as expressly provided in the Agreement.
     11.2 Default Remedies of Purchaser.
          (a) Seller shall be in default hereunder upon the occurrence of any one or more of the following events:
               (i) any of Seller’s warranties or representations set forth herein are untrue or inaccurate and Seller fails to cure the condition rendering such representation or warranty untrue or inaccurate within ten (10) days after notice from Purchaser of such untruth or inaccuracy; or
               (ii) Seller shall fail to meet, comply with or perform any covenant, agreement, or obligation on its part required, within the time limits and in the manner required in this Agreement, for any reason other than a Permitted Termination.
          (b) In the event of a default by Seller under this Section 11.2, Purchaser may, at Purchaser’s sole option, do any of the following:
               (i) terminate this Agreement by written notice delivered to Seller and Escrow Agent at or prior to the Closing, in which event the Earnest Money and all interest earned thereon shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any obligations to the other under this Agreement, except as specifically set forth herein;
               (ii) enforce specific performance of this Agreement against Seller; and/or
               (iii) following the Closing, and prior to the expiration of the survival period set forth in Section 8.4 above, seek damages resulting from any breach of any or the representations and warranties included in this Agreement.
     11.3 Default Remedies of Seller.
          (a) Purchaser shall be in default hereunder upon the occurrence of any one or more of the following events:
               (i) any of Purchaser’s warranties or representations set forth herein are untrue or inaccurate in any material respect and Purchaser fails to cure the condition rendering such representation or warranty untrue in any material respect within ten (10) days after the earlier to occur of (a) notice from Seller of such untruth or inaccuracy and (b) Purchaser’s self discovery of such untruth or inaccuracy; or

Exhibit 10.23 (Continued)
               (ii) Purchaser shall fail to meet, comply with or perform in any material respect any covenant, agreement, or obligation on its part required, within the time limits and in the manner required in this Agreement, for any reason other than a Permitted Termination.
          (b) In the event of a default by Purchaser under this Section 11.3, Seller may terminate this Agreement by written notice delivered to Purchaser at or prior to the Closing, in which event Seller shall, as Seller’s sole and exclusive remedy, retain all of the Earnest Money actually deposited (plus all interest accrued thereon), it being agreed between Purchaser and Seller that such sum shall be liquidated damages for a default by Purchaser hereunder because of the difficulty, inconvenience and uncertainty of ascertaining actual damages for such default and thereafter neither Seller nor Purchaser shall have any obligations to the other under this Agreement, except as specifically set forth herein.
ARTICLE 12.
FUTURE OPERATIONS
     12.1 Operations. Seller hereby agrees and covenants that from the date hereof through the Closing or earlier termination of this Agreement:
     (a) Seller shall not enter into any contract, agreement or other arrangement with regards to the Property which will be binding on Purchaser or the Property after the Closing and which cannot be terminated by Purchaser after Closing on 30 or fewer days notice without any cancellation fee or penalty and without approval of Purchaser. Seller agrees to terminate all Contracts designated by Purchaser prior to the Closing Date, other than Tenant Leases, at Seller’s sole cost, on or before the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, provided, however, Seller has no obligation to terminate any Contracts which cannot be terminated by Seller, without cause and without any payment or other penalty, on thirty (30) or less days notice.
     (b) Seller shall not initiate or consent to any zoning changes, liens or encumbrances of or against the Property without the prior written consent of Purchaser, and shall give Purchaser copies of all notices received by Seller with respect to any such matters.
     (c) Seller shall not sell or otherwise transfer or dispose of all or any part of any Property.
     (d) Seller shall continue to manage, lease and operate the Property in the ordinary course of business in accordance with the management, leasing and operation standards and practices currently in effect at the Property, and shall continue to perform all of its obligations with respect to the Tenant Leases.

Exhibit 10.23 (Continued)
     (e) Seller shall repair and maintain the Property in its present condition, normal wear and tear excluded.
     (f) Seller shall not enter into any new lease or amend any existing Tenant Lease, without Purchaser’s consent, not to be unreasonably withheld or delayed, unless (i) same is on the Apartment Project’s current standard lease form; (ii) provides for payment of monthly rent at the rates currently in effect for the Apartment Project, subject only to changes required by market conditions; (iii) is for a term of no less than 6 months nor more than 15 months; and (iv) does not provide any “free rent” or other concessions beyond those currently in effect with respect to the Apartment Project, subject only to changes required by market conditions.
     (g) Seller shall, or shall cause its affiliates and subsidiaries to, continue to make interest payments and otherwise perform all of the obligations required to be performed (and which it is capable of performing) pursuant to the documents governing the Existing Loan. Seller shall not take, or fail to take, nor shall it permit any affiliate or subsidiary to take or fail to take, any action which with the giving of notice and passage of time could reasonably be expected to result in a default or event of default thereunder.
     (h) From and after the Termination Deadline, Seller shall not, nor shall it permit, the use, application or withdrawal of any Security Deposit held by Seller, without the prior written consent of Purchaser.
     (i) Seller agrees that, from and after the date hereof, it will work with Purchaser in good faith and take such further actions as may be reasonably requested by Purchaser to timely file, commence and prosecute any real property tax appeal Purchaser deems reasonably necessary or advisable, including, without limitation, filing any such appeal on or prior to Closing.
ARTICLE 13.
BROKERS
     13.1 Except for: Cushman & Wakefield of Florida, Inc.; CB Richard Ellis, Inc.; Marcus & Millichap; and The Weitzman Group (collectively, “Broker”), Seller represents and warrants to Purchaser, and Purchaser represents and warrants to Seller, that they know of no broker or finder who has claimed or who has the right to claim any fee, commission or other similar compensation in connection with the transaction contemplated by this Agreement, and that they have taken no actions which would form the basis for such a claim. In the event that the transactions herein contemplated close, and only in such event, Seller shall pay a commission to the Broker pursuant to a separate agreement. Seller shall be responsible for the payment to Lazard of any fee or commission owed to it in connection with this transaction.
     13.2 Seller shall indemnify, hold harmless and defend Purchaser against all liability, loss, cost, claim or expense arising out of any breach of Seller’s obligation or representation in Sections 13.1. Purchaser shall indemnify, hold harmless, and defend Seller against all liability,

Exhibit 10.23 (Continued)
loss, cost, claim or expense arising out of any breach of Purchaser’s obligations or representations in Sections 13.1.
     13.3 This Article shall survive the Closing (or, if the Closing does not occur, the earlier termination of this Agreement).
ARTICLE 14.
DUE DILIGENCE REVIEW
     14.1 Purchaser’s Right to Inspect the Property. A. Purchaser, at Purchaser’s sole cost and expense, shall be entitled, on and after the date hereof, to inspect and review the Property and all matters relating to the Property (the “Due Diligence Review”), including without limitation the physical condition of the Property, Contracts, Leases, Books and Records (including, without limitation, all maintenance records in Seller’s possession or control with respect to the Property), Plans, surveys and title examinations. During the Due Diligence Review, Purchaser, at Purchaser’s sole cost, shall also have the right to make such inspections, investigations and tests as Purchaser may elect to make or obtain, subject to the right of the Tenants and the terms and provisions of this Agreement. Seller will provide access to Purchaser and Purchaser’s agents to the Property during normal business hours provided that Purchaser shall provide reasonable advance notice. Purchaser and Purchaser’s representatives, agents, designees and contractors have the right during the term of this Agreement upon twenty four hours prior notice (by telephone and electronic mail) to Seller, at Purchaser’s sole cost, to enter the Property to conduct any environmental, soils, seismic, hydro geologic, geologic and engineering tests and studies with respect to the Property, provided that any environmental testing other than a standard Phase I (ASTM) assessment shall require the prior written consent of Seller, not to be unreasonably withheld. Purchaser shall have the right, at Purchaser’s sole cost and expense, to conduct a final walk-through and inspection of the Property the day of or immediately prior to Closing.
     14.2 Intentionally Deleted.
     14.3 Purchaser’s Responsibility and Indemnity. Purchaser’s right to inspect the Property and conduct the tests referred to in Section 14.1 is subject to the condition that such inspection and tests shall not materially interfere with the use and occupancy of any Tenant at the Property. Purchaser shall be responsible for and shall indemnify and hold Seller harmless from and against all damages, liabilities, losses, costs or expenses, together with reasonable attorney’s fees and disbursements, which may arise as a result of the acts or omissions of Purchaser or its representatives or agents in connection with any tests conducted by any such parties in connection with Purchaser’s inspection rights under Section 14.1, and in the event the sale of the Property fails to close, Purchaser shall repair any such damage to the condition that the Property was prior to such tests; provided Purchaser is not responsible for any such costs associated with the discovery of a condition existing on or prior to testing or for any such losses or costs attributable to Seller’s negligence or misconduct. Purchaser shall carry not less than One Million and 00/100 Dollars ($1,000,000) comprehensive general liability insurance which insures against

Exhibit 10.23 (Continued)
Purchaser’s indemnity obligations under this Section, naming Seller as additional insured, and, prior to any entry onto the Property, Purchaser shall deliver to Seller a certificate of insurance evidencing the required coverages and insureds.
     14.4 Confidentiality of Results. Prior to Closing, Purchaser shall not disclose the results of any environmental investigation or other due diligence results to any Person or Governmental Entity without the prior written consent of Seller, except for Purchaser’s attorneys and other advisors in connection with the transactions contemplated by this Agreement and except as Purchaser may otherwise be required by any applicable law, rule or regulation, and except as may be required by Purchaser’s prospective lenders or investors.
     14.5 Expense Deposit. On or prior to the date hereof, Seller has paid $50,000 to Purchaser to defray, in part, the out-of-pocked due diligence costs to be incurred by Purchaser in connection with the transactions contemplated hereby. The expense deposit is non-refundable.
     14.6 Survival. The provisions of this Article 14 shall survive the Closing.
ARTICLE 15.
     15.1 Villa Tuscany Holder Consent. The obligations of the parties under this Agreement with respect to the Villa Tuscany Apartment Complex are subject to and conditioned upon the approval by the Villa Tuscany Holder of the transfer of the Villa Tuscany Apartment Complex to Purchaser, the assumption by Purchaser of the Villa Tuscany Existing Loan and the release of Seller and its affiliates from all liability and obligations thereunder that arise after the Closing Date of this transaction on terms and conditions reasonably acceptable to Purchaser (the “Villa Tuscany Holder Consent”) and the execution and delivery by Villa Tuscany Holder and Purchaser of the documents reasonably required by Villa Tuscany Holder to evidence the assumption by Purchaser of the Villa Tuscany Existing Loan, in form and substance reasonably acceptable to Purchaser. For purposes of establishing the Villa Tuscany Closing Date, Villa Tuscany Holder Consent shall be deemed issued upon the transmittal by Villa Tuscany Holder of a written notice indicating that it is prepared to approve the assumption, subject only to the satisfaction of Villa Tuscany Holder’s customary closing requirements and documentation provided such documentation has been reviewed and accepted by Purchaser. Purchaser, with Seller’s assistance, as necessary, shall apply for the Villa Tuscany Holder Consent, in good faith, within three (3) Business Days after the date hereof, shall at that time pay the Villa Tuscany Holder’s required application fee, and shall thereafter diligently take such actions, deliver such information and documents and pay such other costs and expenses as the Villa Tuscany Holder may require, provided that Purchaser shall not be obligated to pay an assumption fee in excess of 1% of the principal balance of the Villa Tuscany Existing Loan. Purchaser agrees to provide a “Key Principal” or limited guarantor satisfactory to Villa Tuscany Holder to guarantee the “non-recourse carve-outs” and provide environmental indemnifications under the Villa Tuscany Existing Loan, if so required by Villa Tuscany Holder, and to continue to provide escrows or reserves at the levels required under the Villa Tuscany Existing Loan, as such levels may be modified by Villa Tuscany Holder based on current property conditions. Purchaser shall deliver

Exhibit 10.23 (Continued)
to Seller evidence (in the form of copies of correspondence to the Villa Tuscany Holder transmitting applications and other data) of its timely application for Villa Tuscany Holder Consent and payment of the required application fee. If Purchaser shall fail to deliver such evidence to Seller prior to the fifth (5th) Business Day after the date hereof, this Agreement shall, at Seller’s option, by notice to Purchaser and the Title Company, be deemed amended so as to eliminate the Villa Tuscany Apartment Complex from the Property being purchased hereunder, the Villa Tuscany Earnest Money shall be delivered by Escrow Holder to Seller, the Purchase Price shall be automatically reduced by the Villa Tuscany Purchase Price and the parties shall have no further liability hereunder with respect to such Apartment Complex. If Purchaser timely makes application therefor, but the Villa Tuscany Holder Consent in accordance with the requirements of this Section 15.1 is not obtained on or before November 30, 2007 (the “Consent Deadline”), then, except as otherwise set forth below in this Section 15.1, this Agreement shall be deemed amended so as to eliminate the Villa Tuscany Apartment Complex from the Property being purchased hereunder and the Villa Tuscany Earnest Money shall be returned to Purchaser and the Purchase Price shall be deemed to have been reduced by the Villa Tuscany Purchase Price. If the Villa Tuscany Holder Consent is not obtained on or before the Consent Deadline, then (i) either party shall have the right, exercisable by written notice to the other given not more than two (2) days after the original Consent Deadline, to extend the Consent Deadline by an additional period of time not to exceed 20 days, and Purchaser shall continue to diligently seek Villa Tuscany Holder Consent during such 20 day period and (ii) Purchaser shall (if permitted under the terms of the Villa Tuscany Existing Loan) have the right, but not the obligation, in lieu of assuming the Villa Tuscany Existing Loan, to pay off the Villa Tuscany Existing Loan in full at Closing, including any applicable prepayment premiums and/or penalties, and other costs associated therewith and to take title to the Villa Tuscany Apartment Complex in such event free and clear of the Villa Tuscany Existing Loan in which event the Villa Tuscany Earnest Money, and the outstanding principal balance of the Villa Tuscany Existing Loan, plus any default interest, late charges or other costs or amounts paid by Purchaser to cure any defaults existing under the Villa Tuscany Existing Loan immediately prior to the prepayment thereof, shall be credited against the Villa Tuscany Purchase Price. If the required Villa Tuscany Holder Consent is not obtained during the extended period and the Purchaser does not elect to pay off the Villa Tuscany Existing Loan, this Agreement shall be deemed amended so as to eliminate the Villa Tuscany Apartment Complex from the Property being purchased hereunder, and the Villa Tuscany Earnest Money shall be returned by Escrow Holder to Purchaser and the Purchase Price shall be deemed to have been reduced by the Villa Tuscany Purchase Price.
     15.2 Deerwood Holder Consent. The obligations of the parties under this Agreement with respect to the Deerwood Village Apartment Complex are subject to and conditioned upon the approval by the Deerwood Holder of the transfer of the Deerwood Village Apartment Complex to Purchaser, the assumption by Purchaser of the Deerwood Existing Loan, an extension of the maturity of the Deerwood Existing Loan until at least February 12, 2008, and the release of Seller and its affiliates from all liability and obligations thereunder that arise after the Closing Date of this transaction on terms and conditions reasonably acceptable to Purchaser (the “Deerwood Holder Consent”) and the execution and delivery by Deerwood Holder and Purchaser of the documents reasonably required by Deerwood Holder to evidence the assumption by Purchaser of the Deerwood Existing Loan, in form and substance reasonably

Exhibit 10.23 (Continued)
acceptable to Purchaser. Purchaser represents that prior to the date hereof it has applied for the Deerwood Holder Consent, and agrees that it shall hereafter timely pay all necessary fees and expenses, and diligently take such actions, deliver such information and documents and pay such other reasonable costs and expenses as the Deerwood Holder may require. Purchaser agrees to provide a “Key Principal” or limited guarantor satisfactory to Deerwood Holder to guarantee the “non-recourse carve-outs” and provide environmental indemnifications under the Deerwood Existing Loan, if so required by Holder, and to continue to provide escrows or reserves at the levels required under the Deerwood Existing Loan, as such levels may be modified by Deerwood Holder based on current property conditions. Purchaser shall deliver to Seller evidence (in the form of copies of correspondence to the Deerwood Holder transmitting applications and other data) of its timely application for Deerwood Holder Consent and payment of the required application fee. If Purchaser shall fail to deliver such evidence to Seller prior to the fifth (5th) Business Day after the date hereof, this Agreement shall, at Seller’s option, by notice to Purchaser and the Title Company, be deemed amended so as to eliminate the Deerwood Apartment Complex from the Property being purchased hereunder, the Deerwood Earnest Money shall be delivered by Escrow Holder to Seller, the Purchase Price shall be automatically reduced by the Deerwood Purchase Price and the parties shall have no further liability hereunder with respect to such Apartment Complex. If Purchaser timely makes application therefor, but the Deerwood Holder Consent in accordance with the requirements of this Section 15.2 is not obtained on or before the Closing Date, then this Agreement shall be deemed amended so as to eliminate the Deerwood Apartment Complex from the Property being purchased hereunder, the Deerwood Earnest Money shall be returned to Purchaser and the Purchase Price shall be deemed to have been reduced by the Deerwood Purchase Price. Notwithstanding the preceding sentence, if the Deerwood Holder Consent is not obtained on or before the Closing Date, then Purchaser shall (if permitted under the terms of the Deerwood Existing Loan) have the right, but not the obligation, in lieu of assuming the Deerwood Existing Loan, to pay off the Deerwood Existing Loan in full at Closing, including any applicable prepayment premiums and/or penalties, and other costs associated therewith and to take title to the Deerwood Village Apartment Complex in such event free and clear of the Deerwood Existing Loan in which event the Deerwood Earnest Money, and the outstanding principal balance of the Deerwood Existing Loan, plus any default interest, late charges or other costs or amounts paid by Purchaser to cure any defaults existing under the Deerwood Existing Loan immediately prior to the prepayment thereof, shall be credited against the Deerwood Purchase Price. If the Purchaser does not elect to pay off the Existing Loan, this Agreement shall be deemed amended so as to eliminate the Deerwood Apartment Complex from the Property being purchased hereunder, the Deerwood Earnest Money shall be returned by Escrow Holder to Purchaser and the Purchase Price shall be deemed to have been reduced by the Deerwood Purchase Price.
     15.3 Vista Grande Holder Consent. The obligations of the parties under this Agreement with respect to the Vista Grande Apartment Complex are subject to and conditioned upon the approval by the Vista Grande Holder of the transfer of the Vista Grande Apartment Complex to Purchaser, the assumption by Purchaser of the Vista Grande Existing Loan, an extension of the maturity of the Vista Grande Existing Loan until at least February 12, 2008, the release of the Oxford Place Property from the Vista Grande Existing Loan, and the release of Seller and its affiliates from all liability and obligations thereunder that arise after the Closing

Exhibit 10.23 (Continued)
Date of this transaction on terms and conditions reasonably acceptable to Purchaser (the “Vista Grande Holder Consent”) and the execution and delivery by Vista Grande Holder and Purchaser of the documents reasonably required by Vista Grande Holder to evidence the assumption by Purchaser of the Vista Grande Existing Loan, in form and substance reasonably acceptable to Purchaser. Purchaser represents that prior to the date hereof it has applied for the Vista Grande Holder Consent, and agrees that it shall hereafter timely pay all necessary fees and expenses, and diligently take such actions, deliver such information and documents and pay such other reasonable costs and expenses as the Vista Grande Holder may require. Purchaser agrees to provide a “Key Principal” or limited guarantor satisfactory to Vista Grande Holder to guarantee the “non-recourse carve-outs” and provide environmental indemnifications under the Vista Grande Existing Loan, if so required by Vista Grande Holder, and to continue to provide escrows or reserves at the levels required under the Vista Grande Existing Loan, as such levels may be modified by Vista Grande Holder based on current property conditions. Purchaser shall deliver to Seller evidence (in the form of copies of correspondence to the Vista Grande Holder transmitting applications and other data) of its timely application for Vista Grande Holder Consent and payment of the required application fee. If Purchaser shall fail to deliver such evidence to Seller prior to the fifth (5th) Business Day after the date hereof, this Agreement shall, at Seller’s option, by notice to Purchaser and the Title Company, be deemed amended so as to eliminate the Vista Grande Apartment Complex from the Property being purchased hereunder, the Vista Grande Earnest Money shall be delivered by Escrow Holder to Seller, the Purchase Price shall be automatically reduced by the Vista Grande Purchase Price and the parties shall have no further liability hereunder with respect to such Apartment Complex. If Purchaser timely makes application therefor, but the Holder Consent in accordance with the requirements of this Section 15.3 is not obtained on or before the Closing Date, then this Agreement shall be deemed amended so as to eliminate the Vista Grande Apartment Complex from the Property being purchased hereunder, the Vista Grande Earnest Money shall be returned to Purchaser and the Purchase Price shall be deemed to have been reduced by the Vista Grande Purchase Price. Notwithstanding the preceding sentence, if the Vista Grande Holder Consent is not obtained on or before the Closing Date, then Purchaser shall (if permitted under the terms of the Vista Grande Existing Loan) have the right, but not the obligation, in lieu of assuming the Vista Grande Existing Loan, to pay off the Vista Grande Existing Loan in full at Closing, including any applicable prepayment premiums and/or penalties, and other costs associated therewith and to take title to the Vista Grande Apartment Complex in such event free and clear of the Vista Grande Existing Loan, in which event the Vista Grande Earnest Money, and the outstanding principal balance of the Vista Grande Existing Loan, plus any default interest, late charges or other costs or amounts paid by Purchaser to cure any defaults existing under the Vista Grande Existing Loan immediately prior to the prepayment thereof, shall be credited against the Vista Grande Purchase Price. If the Purchaser does not elect to pay off the Vista Grande Existing Loan, this Agreement shall be deemed amended so as to eliminate the Vista Grande Apartment Complex from the Property being purchased hereunder, the Vista Grande Earnest Money shall be returned by Escrow Holder to Purchaser and the Purchase Price shall be deemed to have been reduced by the Vista Grande Purchase Price.

Exhibit 10.23 (Continued)
ARTICLE 16.
MISCELLANEOUS
     16.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective when (a) personally delivered to the address of the party to receive such notice set forth below, (b) transmitted if sent via facsimile (with confirmation of successful transmission), (c) the next succeeding Business Day after deposit with a nationally recognized overnight courier service (e.g., Federal Express) and addressed to the party as set forth below, or (d) three days after when deposited in any post office or mail receptacle regularly maintained by the United States Government, certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

If to Seller:	TARRAGON CORPORATION
423 West 55th Street – 12th Floor
New York, New York 10019
Attn: William S. Friedman &
Charles D. Rubenstein, Esq.
Phone: (212) 949-5000
Fax: (646) 354-2171
E-mail: crubenstein@tarragoncorp.com

With a copy to:	TARRAGON CORPORATION
423 West 55th Street – 12th Floor
New York, New York 10019
Attn: David Goldban
Phone: (212) 949-5000
Fax: (646) 354-2171
E-mail: dgoldban@tarragoncorp.com

If to Purchaser:	BROOKFIELD ASSET MANAGEMENT, LLC
Three World Financial Center
200 Vesey Street – 11th Floor
New York, NY 10281-1021
Attn: Steven H. Ganeless
Phone: (212) 417-7269
Fax: (212) 417-7292
E-mail: sganeless@brookfield.com

Exhibit 10.23 (Continued)

and to:	BROOKFIELD ASSET MANAGEMENT, LLC
Three World Financial Center
200 Vesey Street — 11th Floor
New York, NY 10281-1021
Attn: Alexander D. Greene
Phone: (212) 417-7202
Fax: (212) 417-7292
E-mail: agreene@brookfield.com

With a copy to:	WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, NY 10153
Attn: J. Philip Rosen, Esq.
Phone: (212) 310-8000
Fax: (212) 310-8007
E-mail: Philip.rosen@weil.com

If to Title Company	Chicago Title Insurance Company
Or Escrow Holder:	711 Third Avenue
New York, NY 10017
Attn: Elliot L. Hurwitz
Phone: (212) 880-1205
Fax: (212) 880-1402
E-mail: hurwitze@ctt.com
or such other place as Seller or Purchaser or Title Company, respectively, may from time to time designate by written notice to the other. A notice may be given by a party or by a party’s attorney at law. Any notice given by facsimile shall be followed within one (1) day by a second notice given by one of the other methods specified above. The parties hereto acknowledge and agree that any notice required to be given by Purchaser may be given by the attorneys representing Purchaser, which as of the date hereof, and until receipt by Seller of a notice from the Purchaser to the contrary, shall be Weil, Gotshal & Manges LLP.
     16.2 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein. The parties hereto do not intend to confer any benefit hereunder on any Person other than the parties hereto.
     16.3 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

Exhibit 10.23 (Continued)
     16.4 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.
     16.5 Governing Law. This Agreement shall be governed by the laws of the State of Florida.
     16.6 Successors and Assigns. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.
     16.7 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.
     16.8 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.
     16.9 Construction. The words “herein” “hereof “hereunder” and other similar compounds of the words “here” when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. Whenever used in this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Marginal notes are inserted for convenience only and shall not form part of the text of this Agreement. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Each party acknowledges that such party’s obligations with respect to any covenant, indemnity, representation or warranty under this Agreement which expressly survives the Closing shall be considered a “liability” for purposes of any distribution limitation imposed under the organizational laws applicable to such party, its members and/or their respective partners, members and shareholders.
     16.10 Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.
     16.11 Time of Essence. Seller and Purchaser hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and a non-curable default under this Agreement by the party so failing to perform.

Exhibit 10.23 (Continued)
     16.12 No Joint Venture. This Agreement shall not create a partnership or joint venture relationship between Purchaser and Seller.
     16.13 Assignment. Except as provided in this Section, this Agreement may not be assigned by Purchaser without the prior written consent of Seller. The foregoing sentence to the contrary notwithstanding, Purchaser may (i) assign this Agreement, in whole or in part, to an entity or entities which are owned by, controlled by or under common control with Purchaser, provided that Purchaser delivers to Seller not less than three (3) Business Days prior to the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, a draft instrument or instruments evidencing such assignment, and (ii) may, without assigning this Agreement but upon notice to Seller, appoint a designee to receive fee simple title to any one or more of the Properties; provided that such designee shall be an entity or entities which are owned by, controlled by or under common control with Purchaser. No assignment of this Agreement shall release the original Purchaser named herein from its obligations hereunder without the express written consent of Seller.
     16.14 Timing. If the final date of any period which is set out in any provision of this Agreement falls on a day which is not a Business Day, in such event, the time of such period shall be extended to the next Business Day.
     16.15 Attorney’s Fees. In the event of any dispute between the parties concerning this Agreement, the non-prevailing party in such dispute shall reimburse the prevailing party for its reasonable attorneys fees incurred in connection with such dispute.
     16.16 Section 1031 Exchange. Purchaser acknowledges that Seller may elect to effect the disposition of the Property pursuant to this Agreement as a like-kind exchange pursuant to Section 1031 of the United States Internal Revenue Code (an “Exchange”). Purchaser agrees to cooperate with Seller in all respects in effecting such Exchange, including, without limitation, by executing and delivering such documents as may be customarily required in such exchange transactions, provided that Purchaser shall not be required to incur any expense or additional obligation in connection therewith nor shall any such Exchange delay the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable. Seller acknowledges that Purchaser may acquire the Property as part of an Exchange. Seller agrees to cooperate with Purchaser in all respects in effecting such Exchange, including, without limitation, by executing and delivering such documents as may be customarily required in such Exchange, provided that Seller shall not be required to incur any expense or additional obligation in connection therewith, nor shall any such Exchange delay the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable.

Exhibit 10.23 (Continued)
ARTICLE 17.
PURCHASER’S RIGHTS WITH RESPECT TO CERTAIN OTHER PROPERTIES
     17.1 In the event that at any time prior to April 30, 2008, Omni Monterra LLC (“Omni”), an affiliate of Seller, receives a bona fide written offer from a third party unaffiliated with Seller or Omni (the “Offer”) to purchase its property in Bonita Springs, Florida known as “Monterra at Bonita Springs” (“Monterra”), Seller shall promptly deliver a copy of such Offer to Purchaser. Purchaser shall have the right (the “ROFR”), exercisable by notice to Seller (the “Exercise Notice”) given within five (5) Business Days after delivery of a copy of the offer to Purchaser, to purchase Monterra from Omni for “all cash” on the same price, down payment, due diligence time and closing time as set forth in the Offer, pursuant to a Purchase and Sale Agreement in form and substance the same as this Agreement, subject only to changes necessitated by the different property and terms ( the “Monterra Agreement”). If Purchaser timely exercises the ROFR, it shall within three (3) Business Days after giving the Exercise Notice deliver to Seller four original counterparts of the Monterra Agreement, executed by Purchaser, and Seller will promptly returns two original counterparts executed by Omni to Purchaser. If Purchaser does not timely exercise the ROFR, or does not timely deliver the executed Monterra Agreement to Seller, Purchaser shall be deemed to have waived the ROFR, and Seller shall thereafter be entitled to sell Monterra pursuant to the Offer free and clear of the ROFR. If a contract to sell Monterra is entered into by Omni pursuant to the Offer, but such contract is terminated and not reinstated within five (5) Business Days after any such termination on substantially the same terms and conditions (in Purchaser’s reasonable judgment) as the executed contract, then Monterra shall once again be subject to the ROFR.
     17.2 If Omni shall transfer Monterra to the holder of the mortgage currently encumbering Monterra, such transfer shall not be subject to the ROFR, and the ROFR shall expire upon such transfer. Seller will notify Purchaser in the event of such transfer.
     17.3 Seller’s affiliate, Middletown Tarragon, LLC is currently under contract (the “Northgate Contract”) to sell its property in Middletown, Rhode Island known as “Northgate Apartments” (“Northgate”). In the event that the Northgate Contract is terminated and not reinstated within five (5) Business Days after any such termination on substantially the same terms and conditions (in Purchaser’s reasonable judgment) as the executed contract, then Northgate shall also be subject to the ROFR set forth in Section 17.1 above, in accordance with the terms and procedures set forth therein.
     17.4 Seller’s affiliate, Freesia Acquisitions, LLC, is negotiating a purchase and sale agreement for the sale of its property in Murfreesboro, Tennessee known as Cason Estates (“Cason”) to DeSanto Realty Group, LLC. In the event that such contract is not executed and delivered on or prior to November 1, 2007, or after having been executed such contract is terminated and not reinstated within five (5) Business Days after any such termination on substantially the same terms and condition (in Purchaser’s reasonable judgment) as the executed contract, then Cason Estates shall also be subject to the ROFR set forth in Section 17.1 above, in accordance with the terms and procedures set forth therein.

Exhibit 10.23 (Continued)
     17.5 In the event that the Deerwood Holder Consent is not timely obtained as provided in Section 15.2, then the Deerwood Village Apartment Complex shall also be subject to the ROFR set forth in Section 17.1 above, in accordance with the terms and procedures set forth therein.
     17.6 In the event that the Vista Grande Holder Consent is not timely obtained as provided in Section 15.3, then the Vista Grande Apartment Complex shall be subject to the ROFR set forth in Section 17.1 above in accordance with the terms and procedures set forth therein.
     17.7 The provisions of this Article 17 shall survive the Closing.
[remainder of page intentionally left blank — signatures on next page]

Exhibit 10.23 (Continued)
     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the date first written above.
SELLERS:

DEERWOOD VILLAGE:	OCALA TARRAGON, LLC

	By:	Tarragon Ocala Development Corp., manager

		By:	/s/ William S. Friedman

William S. Friedman
CEO

(As to Section 7.12 only)	TARRAGON OCALA DEVELOPMENT CORP.

		By:	/s/ William S. Friedman

William S. Friedman
CEO

VILLA TUSCANY:	LAKE SHERWOOD PARTNERS, LLC

	By:	Ansonia Apartments, L.P., manager

		By:	Tarragon Development Company,
LLC, general partner

			By:	Tarragon Corporation, manager

				By:	/s/ William S. Friedman
William S. Friedman
CEO

Exhibit 10.23 (Continued)

VISTA GRANDE:	TAMPA PALMS TARRAGON, LLC

	By:	Tarragon Corporation, manager

		By:	/s/ William S. Friedman
William S. Friedman
CEO

MIDWAY MILLS:	MIDWAY MILLS PARTNERS, L.P.

	By:	Tarragon Corporation, manager

		By:	/s/ William S. Friedman
William S. Friedman
CEO

PURCHASER:	BREOF INVESTORS LLC

	By:	/s/ Steven H. Ganeless

Steven H. Ganeless
Senior Vice President

Exhibit 10.23 (Continued)

ESCROW HOLDER:	CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Elliot L. Hurwitz

Name: Elliot L. Hurwitz
Title: Chief Commercial Counsel

Exhibit 10.23 (Continued)
EXHIBIT “A”
LEGAL DESCRIPTION

Exhibit 10.23 (Continued)
EXHIBIT “B”
CONTRACTS

Exhibit 10.23 (Continued)
EXHIBIT “C”
SPECIAL WARRANTY DEED
[Florida Form]
Prepared by:
Charles D. Rubenstein, Esq.
Tarragon Corporation
423 West 55th Street, 12th Floor
New York, New York 10019
Return to:
J. Philip Rosen, Esq.
Weil Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Tax Parcel I.D. No.:
Grantee’s FEIN No.:
SPECIAL WARRANTY DEED

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     THIS SPECIAL WARRANTY DEED, made this ___ day of ___, 2007, by                                         , a                                         , having an address of 423 West 55th Street, 12th Floor, New York, New York 10019 (“Grantor”), in favor of                                         , a Delaware limited liability company, having an address c/o                     ,                                          (“Grantee”).

Exhibit 10.23 (Continued)
     WITNESSETH, that Grantor, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by these presents does GRANT, SELL and CONVEY unto Grantee, its successors and assigns the following described real property:
     Being that certain tract of land located in                     ,                      and being more particularly described on Schedule A attached hereto and made a part hereof, together with all improvements, buildings, or fixtures situated or located thereon, and all appurtenant rights, privileges or easements belonging or in any way relating thereto, including but not limited to, all interest, if any, of Grantor in any land lying in or under the bed of any highway, avenue, street, road, alley, easement or right-of-way, open or proposed, in, on, across, abutting or adjacent to the property described on Schedule A hereto, together with all of Grantor’s right, title and interest to any strips and gores within or bounding the property described on Schedule A attached hereto (all of said property and interest being collectively referred to herein as the “Property”).
     TO HAVE AND TO HOLD the Property, together with any and all the rights and appurtenances thereto in anywise belonging to Grantor, unto Grantee, its successors and assigns FOREVER. Grantor, (a) for itself and its successors, does covenant, promise and agree, to and with Grantee that Grantor has not done or suffered to be done, anything whereby the Property hereby granted is, or may be, in any manner encumbered or charged, except as set forth in Schedule B hereto and (b) does hereby warrant and agree to defend title to the Property against the lawful claims of all persons claiming by, through or under Grantor, but not otherwise, subject in each case only to the matters described in Schedule B hereto, but without intent to reimpose the same to the extent such matters have expired or been extinguished by law or otherwise.
     IN WITNESS WHEREOF, Grantor has caused its name to be signed to these presents the day and year first above written.
Witnessed:

	By:	Tarragon Corporation, manager

By:		By:

Name:			Name:

Title:

By:

Name:

Exhibit 10.23 (Continued)

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     The foregoing instrument was acknowledged before me on                     , by                                         , the                        of                                           , the                      of                                         , a                                                               . He is personally known to me.

Notary Public, State of

Name printed:

My Commission Expires:

Commission No.:

[NOTARIAL SEAL]

Exhibit 10.23 (Continued)
EXHIBIT “C”
SPECIAL WARRANTY DEED
[Texas Form]
Return to:
J. Philip Rosen, Esq.
Weil Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Tax Parcel I.D. No.:
Grantee’s FEIN No.:
SPECIAL WARRANTY DEED

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
KNOW ALL MEN BY THESE PRESENTS:
     THIS SPECIAL WARRANTY DEED, made this ___ day of ___, 2007, by                                         , a                     , having an address of 423 West 55th Street, 12th Floor, New York, New York 10019 (“Grantor”), in favor of                                         , a Delaware limited liability company, having an address c/o                     ,                                          (“Grantee”).

Exhibit 10.23 (Continued)
     WITNESSETH, that Grantor, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by these presents does GRANT, SELL and CONVEY unto Grantee, its successors and assigns the following described real property:
     Being that certain tract of land located in                     ,                      and being more particularly described on Schedule A attached hereto and made a part hereof, together with all improvements, buildings, or fixtures situated or located thereon, and all appurtenant rights, privileges or easements belonging or in any way relating thereto, including but not limited to, all interest, if any, of Grantor in any land lying in or under the bed of any highway, avenue, street, road, alley, easement or right-of-way, open or proposed, in, on, across, abutting or adjacent to the property described on Schedule A hereto, together with all of Grantor’s right, title and interest to any strips and gores within or bounding the property described on Schedule A attached hereto (all of said property and interest being collectively referred to herein as the “Property”).
     TO HAVE AND TO HOLD the Property, together with any and all the rights and appurtenances thereto in anywise belonging to Grantor, unto Grantee, its successors and assigns FOREVER. Grantor, (a) for itself and its successors, does covenant, promise and agree, to and with Grantee that Grantor has not done or suffered to be done, anything whereby the Property hereby granted is, or may be, in any manner encumbered or charged, except as set forth in Schedule B hereto and (b) does hereby warrant and agree to defend title to the Property against the lawful claims of all persons claiming by, through or under Grantor, but not otherwise, subject in each case only to the matters described in Schedule B hereto, but without intent to reimpose the same to the extent such matters have expired or been extinguished by law or otherwise.
     IN WITNESS WHEREOF, Grantor has caused its name to be signed to these presents the day and year first above written.
Witnessed:

By: Tarragon Corporation, manager

By:	By:

Name:		Name:

Title:
By:

Name:

Exhibit 10.23 (Continued)

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     The foregoing instrument was acknowledged before me on                     , by                                         , the                      of                                           , the                      of                                           , a                                            . He is personally known to me.

Notary Public, State of

Name printed:

My Commission Expires:

Commission No.:

[NOTARIAL SEAL]

Exhibit 10.23 (Continued)
EXHIBIT “D”
ASSIGNMENT AND ASSUMPTION OF LEASES AND DEPOSITS
     THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND DEPOSITS (the “Assignment”) is made as of                     , 2007, by and between OCALA TARRAGON, LLC, a Florida limited liability company (“Assignor”), whose address is 423 West 55th Street, 12th Floor, New York, New York 10019, and                     , an                      (“Assignee”), whose mailing address is                                          .
Introductory Provisions:
     The following provisions form a part of this Assignment:
     A. Assignor and/or Assignor’s predecessor in title heretofore entered into certain leases with tenants covering spaces located in those certain buildings on certain land situated in Ocala, Florida (the “Property”) and described in Exhibit “A” which is attached hereto and incorporated herein by reference for all purposes.
     B. Assignor represents that attached hereto as Exhibit “B” and incorporated herein by reference for all purposes is a true and correct copy of a current rent roll listing all leases affecting the Property or any portion thereof presently in force (collectively, the “Leases”).
     C. Assignee desires to acquire from Assignor, and Assignor desires to convey and assign to Assignee, the Leases and all security deposits, pet deposits and other refundable deposits currently held by Assignor under the Leases (the “Deposits”) and all of the rights, benefits and privileges of the lessor under the Leases and the Deposits in connection with Assignee’s acquisition of the Property from Assignor.
     THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER unto Assignee all of Assignor’s right, title and interest in and to all of the Leases and Deposits pertaining to the Property, and all of the rights, benefits and privileges of the lessor under the Leases and/or Deposits including without limitation those with respect to all security deposits and prepaid rentals, but subject to all terms, conditions, reservations and limitations set forth in the Leases (the Leases, Deposits properties, rights and interests, subject as aforesaid, being hereinafter collectively referred to as the “Assigned Leases”).
     TO HAVE AND TO HOLD the Assigned Leases unto Assignee, and Assignee’s successors, and assigns forever, and Assignor does hereby bind Assignor, and Assignor’s successors and assigns, to warrant and forever defend the Assigned Leases unto Assignee, and

Exhibit 10.23 (Continued)
Assignee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.
     Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Assigned Leases on the part of the lessor therein required to be performed from and after the date hereof including, but not limited to, the obligation to repay to the lessees thereunder, in accordance with the terms of the Assigned Leases, any and all Deposits and prepaid rentals, to the extent (and only to the extent) of the amount of cash delivered by Assignor to Assignee with respect to such Deposits and prepaid rentals. Assignor shall not be responsible to the lessees under the Leases for the discharge or performance of any duties or obligations to be performed or discharged by the lessor thereunder after the date hereof, except for repayment of Deposits owed to Tenants in excess of amounts thereof actually delivered or credited to Assignee.
     Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all damages, loss, cost or expenses (including but not limited to reasonable attorneys fees) resulting by reason of Assignee’s failure to perform any of the obligations assumed by Assignee hereunder arising from and after the date hereof. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all damages, loss, cost or expenses (including but not limited to reasonable attorney fees) resulting by reason of Assignor’s failure to perform any of the obligations assumed by Assignor hereunder arising from any claims brought by third parties for injury or damage to person or property occurring on or about the Property prior to the date hereof. The foregoing indemnifications shall survive for a period of six months after the date hereof and shall thereafter expire.
     All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision. This Assignment shall be governed by and construed under the laws of the state in which the Property is located without regard to the principles of conflicts of law.
[remainder of page intentionally left blank]

Exhibit 10.23 (Continued)
     IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day first above written.

ASSIGNOR:	OCALA, LLC

	By:	Tarragon Ocala Development Corp., manager

By:

Charles D. Rubenstein,
Executive Vice President

ASSIGNEE:
By:

Name:

Title:

Exhibit 10.23 (Continued)
EXHIBIT “E”
BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT
     THIS BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT (the “Assignment”), dated as of                     , 2007 is executed by and between OCALA TARRAGON, LLC, a Florida limited liability company (“Assignor”), whose address is 423 West 55th Street, 12th Floor, New York, New York 10019, and                      , an                       (“Assignee”), whose mailing address is                                            .
Introductory Provisions:
     The following provisions form a part of this Assignment:
     Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October ___, 2007 (the “Agreement”), which provides, among other things, for the sale by Assignor to Assignee of that certain land (the “Land”) lying and being situated in Ocala, Florida and described on Exhibit “A” which is attached hereto and incorporated herein by reference for all purposes, together with the buildings on the Land (the said Land and the improvements thereon being herein referred to as the “Property”), and the execution of this Assignment.
     It is the desire of Assignor hereby to sell, assign, transfer and convey to Assignee all of Assignor’s rights, titles and interests in the below described items.
     THEREFORE, in consideration of the foregoing and Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, SELL, TRANSFER, SET OVER and DELIVER to Assignee all of the following items listed in (a) through and including (f) below, (collectively, the “Assigned Properties”):
     (a) all of Assignor’s rights, titles and interests in all appliances, equipment, machinery, fixtures and other personal property of every nature and description used in connection with the Property, which are not owned by any of the tenants in the Property and which are in the possession of Assignor, including without limitation, the personal property described on Exhibit “C” attached hereto and incorporated herein by reference for all purposes;
     (b) all of Assignor’s rights, titles and interests in any and all, if any, rights to the air space above the Property, all zoning entitlements, development rights and appurtenances accruing to the Property (and/or the Assignor with respect to the Property) under, or by reason of, any applicable zoning ordinance or other laws;
     (c) all books, records and tenant lists for the Property owned by Assignor and in the possession or control of Assignor, together with any and all, files, reports, surveys, studies,

Exhibit 10.23 (Continued)
and/or budgets owned by Assignor in connection with the ownership, operation, maintenance and/or management of the Property, and in the possession or control of Assignor; and
     (d) any and all, if any, architectural, electrical, mechanical, plumbing and other plans and specifications and soil reports, grading plans and topographical maps produced in connection with the construction, repair and maintenance of the Property (including all revisions and supplements thereto), which are not owned by any of the tenants and are in the possession or control of Assignor.
     This Assignment is made subject to the permitted encumbrances set forth in Exhibit “B” hereto, to the extent the same are valid and subsisting and affect the Assigned Properties (the “Permitted Encumbrances”).
     TO HAVE AND TO HOLD the Assigned Properties unto Assignee, and Assignee’s successors and assigns forever, and Assignor does hereby bind Assignor, and Assignor’s successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Assigned Properties unto Assignee, and Assignee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise; subject, however, to the Permitted Encumbrances.
     Assignor hereby represents, warrants, covenants and agrees with Assignee that Assignor is the owner of the personal property described on Exhibit “C” attached hereto and incorporated by reference, which personal property is free and clear of any and all liens, security interests or encumbrances, except as described on Exhibit “B” attached hereto and incorporated herein by reference.
EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, ASSIGNEE TAKES THE ASSIGNED PROPERTIES “AS IS”, “WHERE IS” AND WITH “ALL FAULTS”. EXCEPT AS OTHERWISE SET FORTH HEREIN AND IN THE AGREEMENT, ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE ASSIGNED PROPERTIES, AND BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. ASSIGNOR EXPRESSLY DISCLAIMS AND BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, EXCEPT AS OTHERWISE SET FORTH HEREIN AND IN THE AGREEMENT, CONCERNING THE ASSIGNED PROPERTIES, INCLUDING WITHOUT LIMITATION: (I) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE ASSIGNED PROPERTIES, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF THE ASSIGNED PROPERTIES AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE

Exhibit 10.23 (Continued)
ASSIGNED PROPERTIES. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE ASSIGNED PROPERTIES FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON.
     If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision. This Assignment shall be governed by and construed under the laws of the state in which the Property is located without regard to the principles of conflicts of law.
     EXECUTED this ___ day of October, 2007.

ASSIGNOR:	OCALA TARRAGON, LLC

	By:	Tarragon Ocala Development Corp., manager

By:

Charles D. Rubenstein,
Executive Vice President

ASSIGNEE:
By:

Name:

Title:

Exhibit 10.23 (Continued)
EXHIBIT “F”
GENERAL ASSIGNMENT AND ASSUMPTION
     THIS GENERAL ASSIGNMENT AND ASSUMPTION (the “Assignment”) is made as of                     , 2007 by and between OCALA TARRAGON, LLC, a Florida limited liability company (“Assignor”), whose address is 423 West 55th Street, 12th Floor, New York, New York 10019, and                     , an                      (“Assignee”), whose mailing address is                                         .
W I T N E S S E T H :
     WHEREAS, Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October ___, 2007 (the “Agreement”), which provides, among other things, for the sale by Assignor to Assignee of that certain tract of land located in Florida, as more particularly described on Exhibit “A” attached hereto and made part hereof for all purposes together with the Apartment Complex located thereon (the “Property”), and the execution and delivery of this Assignment; and
     WHEREAS, the Agreement requires Assignor to assign to Assignee all of Assignor’s rights, titles and interests in all Contracts, Licenses and Permits and Warranties and Guaranties (as such terms are defined below in this Assignment) owned by Assignor and requires Assignee to assume Assignor’s obligations thereunder;
     THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, CONVEY, SET OVER and DELIVER unto Assignee all of Assignor’s right, title and interest in and to the following (collectively, the “Assigned Properties”):
     (a) any and all agreements between Assignor and any third party affecting the Property, as more particularly described on Exhibit “C” attached hereto and made a part hereof for all purposes (the “Contracts”);
     (b) any and all building, construction, land use, environmental, zoning and other certificates, licenses, certificates of compliance, certificates of occupancy, consents, authorizations, permits and building inspection approvals issued or granted by any Governmental Entity (as such term is defined in the Agreement) running to the benefit of the Property, Assignor and/or Assignor’s predecessors in interest and any covenants, conditions and restrictions, reciprocal easement agreements, access easement agreements and other common or planned development agreements or documents necessary for or in connection with the use, construction, ownership or operation of any of the Property (collectively, the “Licenses and Permits”); and

Exhibit 10.23 (Continued)
     (c) any and all unexpired warranties and guaranties and payment and/or performance bonds required to be provided under the Contracts and run to the benefit of Assignor in connection with the construction, renovation and/or operation of the Property (the “Warranties and Guaranties”).
     This Assignment is made subject to the permitted encumbrances set forth in Exhibit “B” hereto, to the extent the same are valid and subsisting and affect the Assigned Properties (the “Permitted Encumbrances”).
     TO HAVE AND TO HOLD all and singular the Assigned Properties unto Assignee, and Assignee’s successors, and assigns forever, and Assignor does hereby bind Assignor, and Assignor’s successors and assigns, to warrant and forever defend all and singular the Assigned Properties unto Assignee, and Assignee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise; subject, however, to the Permitted Encumbrances.
     Assignee hereby assumes all of the obligations of Assignor arising under the Contracts, Licenses and Permits and Warranties and Guaranties required to be performed from and after the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable (but not those required to be performed prior thereto).
     Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, liability, cost, claim, damage or expense incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignee to perform its obligations arising under the Assigned Properties from and after the Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, and/or Assignee’s failure to perform its obligations under this Assignment. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, liability, cost, claim, damage or expense incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignor to perform its obligations arising under the Assigned Properties prior to Closing Date, the Villa Tuscany Closing Date or the Deerwood Village Closing Date, as applicable, and/or Assignor’s failure to perform its obligations under this Assignment. Assignor will cooperate with Assignee to secure performance by any warrantor or guarantor for any work Assignee believes should be performed pursuant to any of the Warranties and Guaranties. The foregoing indemnification shall survive for a period of twelve months after the date hereof and shall thereafter expire.
EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, ASSIGNEE TAKES THE ASSIGNED PROPERTIES “AS IS”, “WHERE IS” AND WITH “ALL FAULTS”. EXCEPT AS OTHERWISE SET FORTH HEREIN AND IN THE AGREEMENT, ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE PERSONAL PROPERTY AND/ OR THE ASSIGNED PROPERTIES, AND BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE.

Exhibit 10.23 (Continued)
ASSIGNOR EXPRESSLY DISCLAIMS AND BY ITS ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE ASSIGNED PROPERTIES, EXCEPT AS OTHERWISE SET FORTH HEREIN AND IN THE AGREEMENT, INCLUDING WITHOUT LIMITATION: (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE ASSIGNED PROPERTIES, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF THE ASSIGNED PROPERTIES AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE ASSIGNED PROPERTIES. EXCEPT AS OTHERWISE SET FORTH IN THE AGREEMENT, ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE ASSIGNED PROPERTIES FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON.
     All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision. This Assignment shall be governed by and construed under the laws of the state in which the Property is located without regard to principles of conflicts of law.
     IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

ASSIGNOR:	OCALA TARRAGON, LLC

	By:	Tarragon Ocala Development Corp., manager

By:

Charles D. Rubenstein,
Executive Vice President

ASSIGNEE:
By:

Name:

Title:

Exhibit 10.23 (Continued)
EXHIBIT “G”

Ocala Tarragon, LLC
423 West 55th Street
12th Floor
New York, New York 10019

, 2007

To:

     RE: Your apartment leased at Deerwood Village,_Ocala, Florida (the “Property”)
Gentlemen:
     This is to inform you that on                     , 2007                      (“Purchaser”) purchased the Property from (“Seller”), and that as of such date Purchaser has succeeded to the rights and assumed the obligations of Seller, as Landlord, under your Lease. The deposit under your Lease has been transferred to and received by Purchaser.
     Kindly make all future rent payments under the Lease payable to the order of                     . All rent payments will be collected by the resident manager and delivered to Purchaser. Formal communications and all inquiries (including any request for return of security) should be sent to                                         .

Very truly yours,

OCALA TARRAGON, LLC
By:	Tarragon Ocala Development Corp., manager

By:

Charles D. Rubenstein,
Executive Vice President

Exhibit 10.23 (Continued)
EXHIBIT “H”
RENT ROLL

Exhibit 10.23 (Continued)
EXHIBIT “I”
LEGAL PROCEEDINGS
Vista Grande
None
Villa Tuscany
Fannie Mae foreclosure action, which will be dismissed prior to Closing.
Midway Mills
None.
Deerwood Ocala
Wachovia bank foreclosure action, threatened but not yet served. If filed, this will be dismissed prior to Closing.

Exhibit 10.23 (Continued)
EXHIBIT “J”
PERSONAL PROPERTY INVENTORY

Exhibit 10.23 (Continued)
EXHIBIT “K”
STANDARD FORM OF APARTMENT LEASE

Exhibit 10.23 (Continued)
EXHIBIT “L”
AMENDMENTS TO LEASES
None

Exhibit 10.23 (Continued)
EXHIBIT “M”
FORM OF MANAGEMENT AGREEMENT